1933 Act File No. 333-190325
1940 Act File No. 811-22874

As filed with the U.S. Securities and Exchange Commission on September 18, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 3

THL CREDIT SENIOR LOAN FUND

(Exact Name of Registrant as Specified in Charter)

100 Wall St, 11th Floor

New York, NY 10005

(Address of Principal Executive Offices)

(212) 701-4500
(Registrant’s Telephone Number, including Area Code)

Peter E. Pisapia
100 Wall St., 11th Floor

New York, NY 10005
(Name and Address of Agent for Service)

Copies of Communications to:

Stephen H. Bier Allison M. Fumai Dechert LLP 1095 Avenue of the Americas New York, NY 10036	Sarah E. Cogan Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1) (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(3)
Common Shares of Beneficial Interest, $0.001 par value per share	7,500,000	$20.00	$150,000,000	$20,460

(1)         Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)         Includes shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

(3)         $136.40 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
PRELIMINARY PROSPECTUS DATED SEPTEMBER 18, 2013

PROSPECTUS

Shares

THL Credit Senior Loan Fund

Common Shares
$20.00 per Share

Investment Objective. THL Credit Senior Loan Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes ("Bank Loans"). There can be no guarantee that the Fund will achieve its investment objective or that its investment strategy will be successful.

Investment Strategy. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined herein) in Bank Loans. The Bank Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations ("CLOs"). The Fund's investments in high yield bonds, not including Bank Loans, will be limited to 10% of the Fund's Managed Assets.

The Fund expects to invest substantially all of the Fund's assets in Bank Loans and other securities and instruments, including high yield bonds, that are rated below investment grade by a nationally recognized rating agency or are unrated but deemed to be of similar quality by THL Credit Advisors LLC, the Fund's subadviser ("Subadviser"). The Fund's investments in below investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" instruments.

(continued on following page)

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest (the "Common Shares") have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value ("NAV"), which may increase investors' risk of loss. The returns earned by holders of the Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of this public offering.

The Fund has applied for listing on the New York Stock Exchange ("NYSE") under the ticker symbol "TSLF."

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Investments in the Fund's Common Shares involve risks, including risks relating to the Fund's investments in Bank Loans. Substantially all of the debt instruments in which the Fund will invest (i) will have scheduled interest reset provisions that may make it more difficult for borrowers to make debt repayments to the Fund and (ii) do not fully amortize over the life of the Bank Loan and will therefore likely have a principal amount outstanding at maturity, that may lead to a substantial loss to the Fund if the borrower is unable to refinance or repay. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in "Risk Factors" beginning on page 40 of this Prospectus.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about           , 2013.

	Per Share	Total (1)
Public Offering Price	$20.00	$
Sales Load (2)	$0.90	$
Proceeds, After Expenses, to the Fund (3)	$19.06	$

(notes on following page)

Raymond James	RBC Capital Markets	Stifel	Oppenheimer & Co.

Henley & Company LLC		Janney Montgomery Scott	J.J.B. Hilliard, W.L. Lyons, LLC
Maxim Group LLC	National Securities	Pershing LLC	Wunderlich Securities

The date of this Prospectus is               , 2013.

(notes from previous page)

  (1)  The Fund has granted the underwriters an option to purchase up to additional shares of Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover over-allotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load and Proceeds, After Expenses, to the Fund, will be $ , $ and $ , respectively. See "Underwriting."

  (2)  The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. in the amounts of $     , $       , $       and $       . The Adviser (and not the Fund) has also agreed to compensate AST Investor Services, LLC ("AST") and MidAmerica Financial Services, Inc. ("MidAmerica"), each a FINRA-member broker-dealer, for services rendered by AST's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $       and $       . These registered representatives may also be members or independent contractors of the Adviser. The Adviser also will reimburse AST's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed     % of the total public offering price of the Common Shares. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. All payments discussed in this paragraph will be paid out of the Adviser's own assets. See "Underwriting—Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing of the Fund's Common Shares."

  (3)  The Adviser or an affiliate has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $                   (or approximately $                   per Common Share).

(continued from cover page)

The Fund's allocation among Bank Loans and other securities will depend on market conditions and the market outlook of the Subadviser. The Subadviser focuses on balancing current income and capital preservation through a research-driven and qualitative approach to credit analysis, risk management and investment selection. Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States.

"Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

Leverage. The Fund may use leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately 23% of the Fund's Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser's assessment of market conditions and the investment environment. The Fund's leverage strategy may not be successful. The Fund's use of leverage is subject to risks and will cause the Fund's NAV to be more volatile than if leverage was not used. For example, adverse changes in credit spreads, default rates and recovery rates, or a rise in short-term interest rates, which currently are near historically low levels, may cause the Fund's NAV to decline more than if the Fund had not used leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its Common Shares. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund's assets such borrowings will represent.

Investment Adviser and Subadviser. The Fund's investment adviser is Four Wood Capital Advisors, LLC (the "Adviser" or "FWCA"). FWCA is a recently formed investment adviser firm and as such does not have assets under management as of June 30, 2013. FWCA has engaged THL Credit Advisors LLC (the "Subadviser" or "THL Credit") to serve as the subadviser to the Fund. THL Credit will be responsible for the day-to-day management of the Fund's portfolio investments. THL Credit is an investment adviser that adheres to a fundamental credit and economic analysis, risk classification and research-driven approach to investing. As of June 30, 2013, THL Credit and its credit-focused affiliates had approximately $2.8 billion in assets under management. See "Management of the Fund—The Adviser" and "Management of the Fund—The Subadviser."

This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares ("Common Shares") of the Fund.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated       , 2013 (the "SAI"), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 80 of this Prospectus, and other information filed with the SEC, by calling (202) 551-8090 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund's SAI electronically, please visit the Fund's web site (fourwoodcapital.com/tslf) or call (855) 400-3927 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC's web site (www.sec.gov).

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
PRINCIPAL RISKS OF INVESTING IN THE FUND	10
SUMMARY OF FUND EXPENSES	28
THE FUND	30
USE OF PROCEEDS	30
INVESTMENT OBJECTIVE AND STRATEGY	30
RISK FACTORS	41
MANAGEMENT OF THE FUND	58
DETERMINATION OF NET ASSET VALUE	61
DISTRIBUTION POLICY	62
DIVIDEND REINVESTMENT PLAN	63
U.S. FEDERAL INCOME TAX MATTERS	65
DESCRIPTION OF CAPITAL STRUCTURE	70
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	73
UNDERWRITING	75
CONFLICTS OF INTEREST	78
LEGAL MATTERS	80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80
ADDITIONAL INFORMATION	80
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	81

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund's business, financial condition and results of operations may have changed since the date of this Prospectus. The Fund will notify Common Shareholders and prospective investors promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI") prior to making an investment in the Fund.

The Fund
  THL Credit Senior Loan Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

The Offering
  The Fund is offering        common shares of beneficial interest (the "Common Shares"), through a group of underwriters (the "Underwriters") led by Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. The Underwriters have been granted an option by the Fund to purchase up to        additional Common Shares solely to cover over-allotments, if any. The minimum purchase in this offering is 100 Common Shares. See "Underwriting." The Adviser or an affiliate has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $        (or approximately $ per Common Share).

Who May Want to Invest
  The Fund may be an appropriate investment for long-term investors seeking the potential for:

•  current income;

•  capital preservation provided through fundamental credit analysis, risk management and a research-driven investment process; and

•  access to professional asset management by the Adviser and the Subadviser.

Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet the Fund's investment criteria will be available. See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund.

Investment Objective and Strategy
  The Fund's investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes ("Bank Loans"). There can be no guarantee that the Fund will achieve its investment objective or that its investment strategy will be successful.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in Bank Loans. The Bank Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and CLOs. The Fund's investments in high yield bonds, not including Bank Loans, will be limited to 10% of the Fund's Managed Assets. The Fund expects to invest substantially all of the Fund's assets in Bank Loans and other securities and instruments, including high yield bonds, that are rated below investment grade by a nationally recognized rating agency or are unrated but deemed to be of similar quality by the Subadviser. The Fund's investments in below investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" instruments. The Fund's allocation among Bank Loans and other securities will depend on market conditions and the market outlook of the Subadviser. Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States.

The Subadviser will limit the amount of CCC and below CCC (as rated by Standard & Poor's Ratings Group ("Standard & Poor's")) and unrated securities to no more than 20% of the Fund's Managed Assets. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment. Under normal market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in illiquid securities.

"Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund's investment objective and 80% policy are non-fundamental and may be changed without shareholder approval.

The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. To the extent that the Fund invests defensively, it likely will not achieve its investment objective. See "Investment Objective and Strategy—Portfolio Composition—Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period" and "Risk Factors—Derivative Transactions Risk."

The Fund's allocation among Bank Loans and other securities will depend on market conditions and the market outlook of the Subadviser. The Subadviser focuses on balancing current income and capital preservation through a research-driven and qualitative approach to credit analysis, risk management and investment selection. The Subadviser uses a research-driven investment process to conduct fundamental credit analysis, risk classification and to assess relative value. The Fund will invest primarily in Bank Loans, debt securities and other credit instruments.

The Subadviser intends to select debt securities and other types of credit instruments that it believes have a reasonably high likelihood of consistently paying their coupons and meeting their obligations. The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, subject to the limits described above. The

Fund intends to invest primarily in credit instruments that are current on their interest payments; however, certain debt instruments held by the Fund (including loans and bonds) may not pay current interest in cash or otherwise. Under current market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in debt instruments that may not pay current interest in cash or otherwise, including paid-in-kind securities. The mix of the Fund's debt securities and other types of credit instruments at any time will also depend on the securities that the Subadviser believes hold the most value within the Fund's investment strategy.

The Fund's NAV and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in loan prices, interest rates, credit spreads, default rates, recovery rates and the timing and success of the Fund's investment strategy. An investment in the Fund may not be appropriate for all investors. There is no guarantee that the Fund will achieve its investment objective.

Use of Derivative Transactions
  The Fund may engage in Derivative Transactions (as defined herein) in seeking to achieve its investment objective. Under normal market conditions, the Fund does not intend to invest a material amount of its Managed Assets in Derivative Transactions and does not intend to invest in Derivative Transactions for speculative purposes. Although THL Credit may use Derivative Transactions to further the Fund's investment objective, no assurance can be given that THL Credit will be successful. The Fund may purchase and sell exchange-listed and over-the-counter ("OTC") put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions, such as swaps, caps, floors and collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions."

Use of Leverage by the Fund
  The Fund may use leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately 23% of the Fund's Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser's assessment of market conditions and the investment environment. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Any such indebtedness would be in addition to the Fund's use of leverage of up to 33 1/3% of Managed Assets (at the time of borrowing). By leveraging its investment portfolio, the Fund creates an opportunity for increased net income. However, the use of leverage also involves risks, which can be significant, and the Fund's leverage strategy may not be successful. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, greater volatility in the Fund's net asset value ("NAV") and the market price of the Fund's Common Shares and higher expenses. Because the fees paid to the Adviser and Subadviser are based upon a percentage of the Fund's Managed Assets, these fees will be higher if the Fund is leveraged, and the Adviser and Subadviser will have an incentive to leverage the Fund. See "Risk Factors—Leverage Risk."

Investment Adviser and Subadviser
  The Fund's investment adviser is Four Wood Capital Advisors, LLC, an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC ("FWCP"). The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising THL Credit. FWCA is a recently formed investment adviser firm and as such does not have assets under management as of June 30, 2013. FWCA has engaged THL Credit to serve as the Subadviser to the Fund. THL Credit will be responsible for the day-to-day management of the Fund's portfolio investments. THL Credit manages the Fund's investments, subject to the authority of the Adviser and the Board of Trustees of the Fund (the "Board"). As of June 30, 2013, THL Credit and its credit-focused affiliates had approximately $2.8 billion in assets under management.

Fees and Expenses
  The Fund will pay the Adviser a monthly fee computed at the annual rate of 1.05% of the Fund's average daily Managed Assets. If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund's advisory fees and other expenses are paid only by the Common Shareholders, and not by the holders of preferred shares, if any, or by the holders of any other types of securities that the Fund may issue. See "Use of Leverage by the Fund."

The Subadviser receives a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement between the Adviser and the Fund.

The Fund's Common Shareholders will also directly or indirectly pay total annual expenses at 2.26% of net assets attributable to Common Shares, as well as a sales load of 4.5% and offering expenses of 0.20% of the offering price of the Common Shares. A component of the total annual expenses is estimated for the first year of the Fund's operations. See "Summary of Fund Expenses."

Distributions
  The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Common Shareholders. The Fund also intends to make annual distributions of its "net capital gains" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects its initial distribution will be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the automatic Dividend Reinvestment Plan (the "Plan"), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan. See "Dividend Reinvestment Plan."

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC") granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). There can be no assurance that the SEC would grant the exemptive order. If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan
  The Fund has established an automatic Dividend Reinvestment Plan. Under the Plan, distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by American Stock Transfer and Trust Company, LLC ("Plan Agent"). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Common Shareholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Fund's Managed Assets on which an advisory fee is payable to the Adviser. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See "Dividend Reinvestment Plan" for more information, including how to withdraw from the Plan.

Closed-End Fund Structure
  Closed-end funds differ from traditional, open-end management investment companies ("mutual funds") in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase. Common shares of closed-end funds frequently trade at prices lower than their NAV. The Fund cannot predict whether the Common Shares will trade at, above or below NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to NAV, the market price of the Common Shares may be affected by such factors as the Fund's dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that the Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser and THL Credit, may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Listing
  The Fund has applied for for listing on the New York Stock Exchange (the "NYSE") under the ticker symbol "TSLF."

Administrator, Accounting Agent, Custodian and Transfer Agent
  The Fund's portfolio securities are held pursuant to a custodian agreement between the Fund and The Bank of New York Mellon ("BNY Mellon"). Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement.

American Stock Transfer and Trust Company, LLC serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

U.S. Federal Income Tax Status
  The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders. To qualify as a RIC and maintain its RIC status, the Fund must meet specific source-of-income and asset diversification requirements and distribute in each of its taxable years at least 90% of the sum of its "investment company taxable income" (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to its Common Shareholders. If, in any year, the Fund fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions before re-qualifying as a RIC that is accorded special tax treatment. See "U.S. Federal Income Tax Matters."

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a summary of certain principal risks. See "Risk Factors" on page 40 of this Prospectus for a more complete discussion of the risks of investing in the Fund's Common Shares.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company. As such, the Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Fund is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadviser's responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See "Risk Factors—Leverage Risk."

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund's Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's public offering. As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser's oversight and THL Credit's ability to pursue the Fund's investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund's 80% policy may not be successful if the Bank Loans purchased by the Fund default on payment obligations or otherwise decline in value. There can be no assurance that the Subadviser's asset allocation will provide any protection against market downturns. The Subadviser's securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. In addition, the Adviser is a recently formed investment adviser firm and has not previously managed the assets of a closed-end investment company.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, various securities in the Fund (whether Bank Loans, CLOs, convertible securities, high yield securities or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. Although Bank Loans held in the Fund pay floating rate interest payments, they may still be subject to changes in value from interest rate risk. These Bank Loans generally will have scheduled interest reset provisions, for example, if the interest rate is tied to LIBOR that can negatively impact a borrower's cash flow generation in a rising interest rate environment. In such an environment, it may be more difficult for borrowers to make debt repayments to the Fund. Generally, however, the stated interest margin remains constant through the life of the Bank Loans, unless adjusted via amendment. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. The Fund may utilize certain strategies, such as investing in futures, options and other derivative instruments. The use of such strategies may offset the impact to the Fund's portfolio of changing interest rates and overall price volatility due to changes in related markets. As of the date of this Prospectus, interest rates in the United States are at, or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.

With respect to the Fund's investments in fixed-rate securities and instruments, during periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities' durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security's duration and reduce the security's value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. During sustained periods of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress.

Credit Risk. Issuers of Bank Loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of the Bank Loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund's investments in Bank Loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing Bank Loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund's portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Prepayment Risk. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Bank Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced because the issuer of the bond is more likely to redeem the bond at dates prior to its stated maturity, in order to refinance the debt at a lower cost.

Bank Loans Risk. Bank Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in Bank Loan defaults as borrowers may lack resources to meet higher debt service requirements. There is less readily available and reliable information about most Bank Loans than is the case for many other types of instruments, including listed securities. Bank Loans are not listed on any national securities exchange or automated quotation system and as such, many Bank Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Bank Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Bank Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Bank Loans. Although the Subadviser believes that the Fund's investments in Bank Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Bank Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Bank Loans. Bank Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on Bank Loans after the debt obligations of the borrower's subsidiaries have been repaid). The Fund is subject to the risk that the borrower under a Bank Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower's debt service as the interest rate on its Bank Loans is upwardly adjusted). The Subadviser reviews the impact of rising and falling interest rates on an issuer's cash-flow as part of stress testing that is part of the Subadviser's standard Bank Loans due diligence.

Usually, Bank Loans are freely callable at the issuer's option. Bank Loans may become nonperforming for a variety of reasons. Such nonperforming loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Bank Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank or borrower. Risks associated with Bank Loans include (i) the borrower's inability to meet principal and interest payments and interest payments on its obligations (i.e., credit risk); (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the borrower and general market liquidity (i.e., market risk).

The Fund will not originate Bank Loans. The Fund will primarily acquire interests in Bank Loans directly by way of assignment ("Assignment") and may at times also acquire Bank Loans through participating in a loan syndicate. The Fund will lend almost exclusively to North American corporations, and occasionally North American partnerships.

The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. As a purchaser of an Assignment, the Fund generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to vote to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement, and the right to set-off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are normally sold without recourse to the assignor or selling institution, as applicable, and the assignor or selling institution, as applicable, will generally make minimal or no representations, warranties or agreements about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans. In addition, the Fund will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower.

Purchasers of loans are predominately commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are provided confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. In addition, historically the trading volume in the loan market has been small relative to the market for high yield debt securities.

Since substantially all of the Bank Loans in which the Fund will invest do not fully amortize over the life of such loans, they will likely have a principal amount outstanding at maturity, which could result in a substantial loss to the Fund if the borrower is unable to refinance or repay the debt at maturity.

Bank Loans Legislation Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Bank Loans interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected U.S. and non-U.S. corporations and other business entities. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Bank Loans interests relating to highly leveraged transactions or subject such Bank Loans interests to increased regulatory scrutiny, such financial institutions may determine to sell Bank Loans interests in a manner that results in a price that, in the opinion of the Subadviser, is not indicative of fair value. If the Fund were to attempt to sell a Bank Loans interest at a time when a financial institution was engaging in such a sale with respect to the Bank Loans interest, the price at which the Fund could consummate such a sale might be adversely affected.

Secured Loans Risk. Although the senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan or could recover nothing of what it is owed on the senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) senior loans involve a greater risk of loss.

Second Lien or Other Subordinated Debt Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated debt or debt generally are subject to similar risks as those associated with investments in Bank Loans. In addition, because second lien or other subordinated debt or debt are subordinated in payment and/or lower in lien priority to Bank Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated debt or debt, both secured and unsecured, are expected to have greater price volatility than Bank Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high yield securities share risks similar to those associated with investments in other high yield securities and obligations.

High Yield ("Junk Bond") Risk. The Fund may invest up to 10% of its Managed Assets in bonds, not including Bank Loans, that are classified as "higher-yielding" (and, therefore, higher-risk) investments. Substantially all of the Fund's Bank Loan investments will also be classified as "junk." In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Distressed Investments Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund's return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser's participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Securities Lending Risk. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Restricted Securities Risk. The Fund will invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Event Driven Investing. The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Subadviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Structured Finance Securities Risk. The Fund's investments may consist of CLOs or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security's priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk," "Interest Rate Risk," "Prepayment Risk," "Inflation Risk" and "Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Liquidity Risk. The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Investments in non-investment grade fixed income securities and/or certain derivatives positions will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Derivative Transactions Risk. The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, in seeking to achieve its investment objective and for other reasons, such as for cash management, financing activities, hedging and risk management purposes. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions." The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Furthermore, the ability to successfully use Derivative Transactions depends on THL Credit's ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Investing in Derivative Transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, Derivative Transactions could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage to seek to enhance returns. Although the Fund does not intend to use Derivative Transactions for speculative purpose, if the Fund does, it will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a Derivative Transaction (whether a clearing corporation in the case of cleared instruments or another third-party) will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund's counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund's counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a Derivative Transaction, the Derivative Transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the Derivative Transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC Derivative Transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

The Fund and the Subadviser seek to deal only with counterparties of high creditworthiness. The Subadviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Subadviser to correctly forecast market conditions, liquidity, market values, market movements and other applicable factors, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, the enactment of financial reform legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), could have an adverse effect on the Fund's ability to use derivative instruments. The Dodd-Frank Act provides for new and increased regulation of certain portions of the derivatives market, including, among others, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the U.S. Commodity Futures Trading Commission (the "CFTC") has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in Derivatives Transactions (for example, by making certain types of Derivatives Transactions no longer available to the Fund) and/or increase the costs of such Derivatives Transactions (for example, by increasing margin, capital or reporting requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

In addition, the CFTC has recently amended the exclusion from registration requirements under the Commodity Exchange Act, as amended ("CEA"), that is available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a "commodity pool operator" and THL Credit may be required to register as a "commodity trading advisor" with the CFTC with respect to the Fund. In the event FWCA and/or THL Credit is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to continue to claim such exclusion.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately 23% of the Fund's Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser's assessment of market conditions and the investment environment. The Fund's total leverage, either through borrowings, preferred stock issuance, reverse repurchase agreements, dollar rolls or similar transactions, may not exceed 33 1/3% of the Fund's Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund's current income. This interest expense may be greater than the Fund's current income on the underlying investment. The Fund's leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and THL Credit, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund's Managed Assets there may be a financial incentive to FWCA and/or THL Credit to increase the Fund's use of leverage and create an inherent conflict of interests;

•  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. THL Credit does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act.

The Fund intends to "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Subadviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets, thereby potentially increasing fluctuations in the market value of the Fund's assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, may be considered senior securities unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See "Leverage" in this Prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund's current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund's dividends and interest income after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short and long term.

Illiquid Investment Risk. The Fund may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund's portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund's investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, and the Middle East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of THL Credit, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund's performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at THL Credit and its credit-focused affiliates manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds, business development companies and other commingled funds. The Fund's portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Personnel") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees THL Credit receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from THL Credit and its credit-focused affiliates. Because such incentive payments paid to Investment Personnel are tied to revenues earned by THL Credit and such affiliates, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See "Conflicts of Interest" and "Investment Advisory and Other Services—Conflicts of Interest" in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income;

(ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income and net tax-exempt interest. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See "U.S. Federal Income Tax Matters."

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time due to the nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund's net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Fund's investment strategies, it is not anticipated that a significant portion of the Fund's distributions will consist of tax-advantaged qualified dividend income. The maximum individual rate applicable to "qualified dividend income" is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options and other derivatives. See "U.S. Federal Income Tax Matters."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table shows the Fund's expenses indirectly borne by you, as a Common Shareholder, as a percentage of net assets attributable to Common Shares assuming the use of leverage through the use of a credit facility in an amount equal to 23% of the Fund's Managed Assets (after the leverage is incurred). The information below is based on an offering of 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The Fund's actual expenses may vary from the estimated expenses shown in the table.

Common Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales load paid by you	4.50%
Offering expenses borne by the Common Shareholders (1)(2)	0.20%
Dividend Reinvestment Plan Fees	None
Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used (6))
Advisory Fees (3)	1.36%
Interest Payments on Borrowings (4)	0.39%
Other Expenses (5)	0.51%
Total Annual Expenses	2.26%

  (1)  The Adviser or an affiliate has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $ (or approximately $ per Common Share).

  (2)  The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. in the amounts of $     , $       , $       and $       . The Adviser (and not the Fund) has also agreed to compensate AST Investor Services, LLC ("AST") and MidAmerica Financial Services, Inc. ("MidAmerica"), each a FINRA-member broker-dealer, for services rendered by AST's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $        and $     . These registered representatives may also be members or independent contractors of the Adviser. The Adviser also will reimburse AST's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed     % of the total public offering price of the Common Shares. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. All payments discussed in this paragraph will be paid out of the Adviser's own assets. See "Underwriting—Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing of the Fund's Common Shares."

  (3)  The Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund. The Adviser will also receive an advisory fee in respect of uninvested amounts of capital raised through the sale of its Common Shares, the issuance of other securities, borrowings or otherwise. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The contractual advisory fee rate of 1.05% of the Fund's Managed Assets represents an effective advisory fee of 1.36% of net assets attributable to Common Shares, assuming leverage through the use of a credit facility in an amount equal to 23% of the Fund's Managed Assets. Because the advisory fee is based on the Fund's Managed Assets, when the Fund uses leverage, the advisory fee as a percentage of net assets attributable to Common Shares will increase. Derivatives will be valued at the current market value for purposes of determining "Managed Assets" in the calculation of advisory fees.

  (4)  Assumes the use of leverage through a credit facility representing 23% of Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Fund of 1.30%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund's use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Fund in the future will be indirectly borne by the holders of the Fund's Common Shares.

  (5)  Estimated expenses based on estimated amounts for the Fund's first year of operations.

  (6)  The table presented below in this Footnote 6 estimates what the Fund's annual expenses would be, stated as a percentage of the Fund's net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. See "Leverage." In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

Estimated Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Advisory Fees	1.05%
Other Expenses	0.48%
Total Annual Expenses	1.53%

EXAMPLE

The following example illustrates the various costs and expenses (including the sales load of $45.00 and estimated offering costs of $2.00) that you would pay on a $1,000 investment in Common Shares of the Fund for the time periods indicated, assuming (1) total net annual expenses of 2.26% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$69	$114	$162	$294

  *  The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

THL Credit Senior Loan Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated Bank Loans. There can be no guarantee that the Fund will achieve its investment objective. The Fund's investment objective is a non-fundamental policy that may be changed by the Fund's Board of Trustees (the "Board") without prior approval of the Common Shareholders. The Fund's principal office is located at 100 Wall Street, 11th Floor, New York, NY 10005 and its phone number is (855) 400-3927.

The Fund was organized as a Delaware statutory trust on July 30, 2013.

The Fund's investment adviser is Four Wood Capital Advisors, LLC and its subadviser is THL Credit Advisors LLC.

USE OF PROCEEDS

The net proceeds of this offering of the Common Shares will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the sales load and offering expenses. The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's NAV would earn interest income at a modest rate, which may not exceed the Fund's expenses during this period.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to provide current income and preservation of capital primarily through investments in Bank Loans. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no guarantee that the Fund will achieve its investment objective or that its investment strategy will be successful. The Fund's investment objective may be changed without shareholder approval.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in Bank Loans. The Bank Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and CLOs. The Fund's investments in high yield bonds, not including Bank Loans, will be limited to 10% of the Fund's Managed Assets. The Fund expects to invest substantially all of the Fund's assets in Bank Loans and other securities and instruments, including high yield bonds, that are rated below investment grade by a nationally recognized rating agency or are unrated but deemed to be of similar quality by the Subadviser. The Fund's investments in below investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" instruments. The Fund's allocation among Bank Loans and other securities will depend on market conditions and the market outlook of the Subadviser. Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States.

"Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Subadviser will limit the amount of CCC and below CCC (as rated by Standard & Poor's) and unrated securities to no more than 20% of the Fund's Managed Assets. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment. Under normal market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in illiquid securities.

The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. To the extent that the Fund invests defensively, it likely will not achieve its investment objective. See "Investment Objective and Strategy—Portfolio Composition—Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period" and "Risk Factors—Derivative Transactions Risk."

The Fund's allocation among Bank Loans and other securities will depend on market conditions and the market outlook of the Subadviser. The Subadviser focuses on balancing current income and capital preservation through a research-driven and qualitative approach to credit analysis, risk management and investment selection. The Subadviser uses a research-driven investment process to conduct fundamental credit analysis, risk classification and to assess relative value. The Fund will invest primarily in Bank Loans, debt securities and other credit instruments.

The Subadviser intends to select debt securities and other types of credit instruments that it believes have a reasonably high likelihood of consistently paying their coupons and meeting their obligations. The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration subject to the limits described above. The Fund intends to invest primarily in credit instruments that are current on their interest payments; however, certain debt instruments held by the Fund (including loans and bonds) may not pay current interest in cash or otherwise. Under current market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in debt instruments that may not pay current interest in cash or otherwise, including paid-in-kind securities. The mix of the Fund's debt securities and other types of credit instruments at any time will also depend on the securities that the Subadviser believes hold the most value within the Fund's investment strategy.

Investment Philosophy and Approach

THL Credit adheres to an investment process driven by fundamental credit and economic analysis, risk management and assessing relative value. As of June 30, 2013, THL Credit and its credit-focused affiliates managed approximately $2.8 billion, including across fixed income and high yield strategies, and have a long track record investing in both. THL Credit's investment team employs bottom-up, fundamental research to identify investments throughout the capital structure of markets worldwide.

The Fund will allocate assets to Bank Loans and other types of securities as it pursues its investment objective of current income and preservation of capital. The mix of investments between Bank Loans and other types of securities will be determined by the Subadviser's research-driven and qualitative approach to credit analysis, risk management and investment selection.

In its capacity as sub-adviser to the Fund, THL Credit will adhere to the following investment approach. THL Credit focuses on balancing capital preservation and current income through a systematic approach to the management of credit risk. THL Credit's strategy is based on fundamental credit and economic analysis, risk classification and relative value. The cornerstone of the investment process for the Investment Personnel is the integration of qualitative analysis and assessment by THL Credit's portfolio management team for the Fund with the Leveraged Credit Assessment Platform ("LCAP"). The purpose of the LCAP system is to provide a framework to consistently measure and identify differences among credits and industries. The LCAP system enables THL Credit to efficiently manage risk for the Fund by modeling, scoring and monitoring various ratios that THL Credit believes are indicative of credit collateral and capital structure strength.

THL Credit will employ an ongoing analysis of risk / return and relative value assessment as appropriate and, subject to prudent portfolio diversification among industries and issuers. THL Credit will evaluate portfolio level issuer diversification and industry sector distribution as appropriate on an ongoing basis in an attempt to limit portfolio volatility while seeking to maximize return. Additionally, THL Credit will make relative value determinations for the Fund based on the rate of return on equity of a potential investment rather than its absolute yield. THL Credit's goal is to invest in businesses at attractive valuations in various market environments.

THL Credit seeks to invest in issuers that have an attractive credit profile and present the opportunity for a high-level of risk-adjusted returns. A potential investment's credit risk profile is established by assessing a company's core competencies, debt capacity and creditworthiness by analyzing past financial performance, credit volatility, business stability and industry trends and performance. This includes conducting a detailed review of the industry structure, competitive factors, economic vulnerability, regulatory and political risk, customer and supplier concentration, collateral package, and other factors. THL Credit performs stress cases based on various default scenarios on each potential investment. THL Credit's goal is to invest in businesses at attractive valuations in various market environments. Investment selection begins with basic, fundamental credit and economic analysis, risk classification and relative value assessment throughout the capital structure, and incorporates sophisticated portfolio credit risk measurements, and continual relative value assessment based on credit quality, pricing, structure and liquidity.

THL Credit will conduct due diligence as appropriate on the Fund's investments designed to develop a detailed fundamental assessment of each issuer's management and competitiveness. This process includes communication with management, competitors, suppliers, customers, industry experts, and, in some cases, site visits. THL Credit believes that its senior investment professionals' experience and extensive network of industry contacts is a valuable resource in the credit assessment process.

THL Credit seeks to invest in companies that have the following profiles:

(1)  Capital structures with appropriate levels of subordinated debt and equity;

(2)  Companies that can maintain satisfactory levels of cash flow and leverage throughout a market cycle;

(3)  Identifiable asset value net of total liabilities and future capital obligations; and

(4)  Credible and realistic management teams with experience operating in a highly leveraged environment.

When THL Credit believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Fund's investment criteria, the Fund may hold most or a portion of its assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. This does not constitute a change in the Fund's investment objective, but could prevent or delay the Fund from achieving its investment objective.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Bank Loans. This category of Fund investments primarily includes assignments of performing senior secured loans to corporate borrowers. Bank Loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund purchases Bank Loans either in the primary market in connection with their syndication or in the secondary market. In most cases, a Bank Loans will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment. In general, the majority of the Bank Loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund has the ability to purchase loans that are not current on principal and interest payments, which such loans would fall in the category of distressed investments. Under current market conditions, the Fund does not intend to invest a material amount of assets in credit obligations and related instruments or borrowers that are experiencing significant financial or business distress, that are insolvent or that are either in default or are likely to default. THL Credit may also purchase stressed and distressed Bank Loans at a material discount to par if THL Credit believes that there are attractive opportunities to generate capital appreciation by making such investments. In addition, Bank Loans held by the Fund may at times cease being current on principal and interest payments. In such a case, the Subadviser will make a decision as to whether to continue to hold or to dispose of such investment, based on various factors including market conditions.

The Bank Loans in which the Fund will invest generally will have scheduled interest reset provisions that can negatively impact a borrower's cash flow generation in a rising interest rate environment. In such an environment, it may be more difficult for borrowers to make debt repayments to the Fund.

Bank Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Bank Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Bank Loans and the rights of the borrower and the lenders. The Fund will primarily purchase assignments of portions of Bank Loans from third-parties and may invest in participations in Bank Loans. Bank Loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Bank Loans a priority claim on some or all of the borrower's assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Bank Loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other Bank Loans may be issued with less restrictive covenants which are often referred to as "covenant-lite" transactions. In a "covenant-lite" loan, the covenants that require the borrower to "maintain" certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from "incurring" or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals.

When the Fund purchases first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is the London Interbank Offered Rate ("LIBOR"). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

Substantially all of the Bank Loans in which the Fund will invest do not fully amortize over the life of such loans and will therefore likely have a principal amount outstanding at maturity that may lead to substantial loss to the Fund if the borrowers are unable to repay. See "Risk Factors—Bank Loans Risk."

When the Fund purchases an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund typically does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

Corporate Bonds. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the terms of such corporate bond.

High Yield Securities. The Fund will invest in high yield securities, which are securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or below BBB by Standard & Poor's and Fitch Ratings ("Fitch") and unrated debt securities and other types of credit instruments of similar credit quality, commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may invest a substantial amount of its assets in high yield debt. The ratings of Standard & Poor's represent its opinions as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on the Subadviser's credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a coupon is paid over a long-term period, but also measuring how the creditor would fare in a reorganization.

The Subadviser will limit the amount of CCC and below CCC (as rated by Standard & Poor's) and unrated securities to no more than 20% of the Fund's Managed Assets. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment. Under normal market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in illiquid securities.

Before investing in any high yield debt or distressed instruments, the Subadviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts.

The market price and yield of securities and instruments rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher-rated bonds.

The market values of these higher-yielding debt securities and other types of credit instruments tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk.

Other Credit Instruments. The Fund may also invest in other credit instruments, including without limitation, Second Lien Loans, but does not expect to do so as a principal investment strategy.

Second lien loans have the same characteristics as senior loans except that such loans are second in lien property rather than first. Second lien loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second lien loans, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Common Shares are being invested, during periods in which THL Credit determines that they are temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, or pending re-investment of proceeds received in connection with the expiration of a bond or the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. THL Credit currently anticipates that these are the only circumstances in which the Fund will invest in short-term debt securities.

Other Investment Techniques

Derivative Transactions. The Fund may engage in various Derivatives Transactions, and, accordingly, may purchase and sell exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions."

The Fund generally uses Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Derivative Transactions, although the Fund will commit variation margin for Derivative Transactions that involve futures contracts and other derivative contracts, as applicable, in accordance with the rules of the CFTC and as negotiated with its counterparties.

THL Credit may sell call options to the extent market conditions are favorable to such a strategy. The Fund's use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular, or any, percentage of assets in call option premium.

Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Furthermore, the ability to successfully use Derivative Transactions depends on THL Credit's ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A more complete discussion of Derivative Transactions and their risks is contained in the Fund's SAI under the heading "Additional Investment Information and Restrictions."

Leverage. The Fund may use leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Initially, the Fund expects to enter into a 364-day credit facility to obtain leverage in an amount equal to approximately 23% of the Fund's Managed Assets immediately after giving effect to the borrowing. The credit facility will have a variable interest rate and first priority perfected security interest in all of the portfolio assets of the Fund. The Fund will maintain an asset coverage ratio of at least 3.0 to 1.0 at all times. There is no guarantee that the Fund will be able to renew this credit facility under these or other favorable terms in the future. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser's assessment of market conditions and the investment environment. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. The Fund's leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed and greater volatility in the Fund's NAV and in the market price of the Fund's Common Shares and higher expenses than a comparable portfolio without leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its shares. Since the Adviser's or Subadviser's fee is based upon a percentage of the Fund's Managed Assets, the Adviser's or Subadviser's fee will be higher if the Fund is leveraged and the Adviser or Subadviser will have an incentive to leverage the Fund. The Board of Trustees will monitor this potential conflict. The Subadviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund's assets such borrowings will represent.

Leverage creates risks which may adversely affect the return for the holders of Common Shares, including:

•  The likelihood of greater volatility of NAV and market price of Common Shares;

•  Fluctuations in the interest rates on borrowings and short-term debt;

•  Increased operating costs, which may reduce the Fund's total return to the holders of Common Shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of Common Shares;

•  The potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remain fixed; and

•  The potential for drops in asset values to magnify losses.

To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's current income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's current income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated. The Subadviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund's assets. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Subadviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. All of the Fund's assets could be subject to the granting of a security interest to a lender in connection with any borrowing by the Fund. Such restrictions could cause the Subadviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies. However, any person from whom the Fund borrows will not have either a veto power or a vote in approving or changing any of the Fund's fundamental policies. The interests of persons with whom the Fund enters into leverage arrangements are not necessarily aligned with the interests of Common Shareholders, and their claims on the Fund's assets will be senior to those of the Fund's Common Shareholders.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Subadviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Fund's willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

Reverse Repurchase Agreements. The Fund may in the future engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act, and related guidance of the SEC and its staff. If the Fund uses reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to the amount of the repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect. Any such use of reverse repurchase agreements would be included in the determination of the Funds effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer ("sell") any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Subadviser to be appropriate.

Issuance of Fund Preferred Shares. Although the Fund is authorized, under the 1940 Act, to issue preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Fund's total assets less liabilities and indebtedness not represented by "senior securities" (as such term is defined in the 1940 Act), the Fund anticipates that under current market conditions it is unlikely to offer preferred shares during its first twelve months of operations. If the Fund issues preferred shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 33 1/3% of the Fund's Managed Assets. Any preferred shares issued by the Fund would have complete priority upon distribution assets over the Common Shares. The issuance of preferred shares will leverage the Common Shares. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged. If the dividend rate of the preferred shares exceeds the rate of return on the Fund's portfolio after taking expenses into consideration, the use of leverage will result in a lower rate of income than if the Fund were not leveraged.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by "senior securities" (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by "senior securities" (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a RIC under the Code. As discussed under "Description of Capital Structure," if the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders and holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Subadviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser or Subadviser otherwise views as favorable.

Leverage Effects. The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's or Subadviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Assuming the Fund enters into a credit facility to obtain leverage, representing 23% of the Fund's Managed Assets (including the amounts of leverage obtained through the use of such borrowing), at an annual effective interest expense rate of 1.30% payable by the Fund on such borrowing (based on market interest rates as of the date of this Prospectus), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs of the borrowing under the credit facility would be 0.30%. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. Of course, the figures are merely estimates based on current market conditions, used for illustration purposes only. Actual interest expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing 23% of the Fund's Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.30%.

Assumed Portfolio Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share Return	-13.38%	-6.88%	-0.39%	6.11%	12.60%

Corresponding Common Shares Return is composed of two elements: the Common Shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser and the Subadviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Adviser and the Subadviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund's use of leverage. See "Conflicts of Interest." The Fund's willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser's assessment of the yield curve, interest rate trends, market conditions and other factors.

RISK FACTORS

General Risks

An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following discussion summarizes the principal risks associated with an investment in the Fund, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund's.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company. As such, the Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Fund is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadviser's responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See "Risk Factors—Leverage Risk."

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund's Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's public offering. As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser's oversight and THL Credit's ability to pursue the Fund's investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund's 80% policy may not be successful if the Bank Loans purchased by the Fund default on payment obligations or otherwise decline in value. There can be no assurance that the Subadviser's asset allocation will provide any protection against market downturns. The Subadviser's securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. In addition, the Adviser is a recently formed investment adviser firm and has not previously managed the assets of a closed-end investment company.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, various securities in the Fund (whether Bank Loans, CLOs, convertible securities, high yield securities or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. Although Bank Loans held in the Fund pay floating rate interest payments, they may still be subject to changes in value from interest rate risk. These Bank Loans generally will have scheduled interest reset provisions, for example, if the interest rate is tied to LIBOR that can negatively impact a borrower's cash flow generation in a rising interest rate environment. In such an environment, it may be more difficult for borrowers to make debt repayments to the Fund. Generally, however, the stated interest margin remains constant through the life of the Bank Loans, unless adjusted via amendment. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. The Fund may utilize certain strategies, such as investing in futures, options and other derivative instruments. The use of such strategies may offset the impact to the Fund's portfolio of changing interest rates and overall price volatility due to changes in related markets. As of the date of this Prospectus, interest rates in the United States are at, or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.

With respect to the Fund's investments in fixed-rate securities and instruments, during periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities' durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security's duration and reduce the security's value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. During sustained periods of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress.

Credit Risk. Issuers of Bank Loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of the

Bank Loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund's investments in Bank Loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing Bank Loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund's portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Prepayment Risk. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Bank Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced because the issuer of the bond is more likely to redeem the bond at dates prior to its stated maturity, in order to refinance the debt at a lower cost.

Bank Loans Risk. Bank Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in Bank Loan defaults as borrowers may lack resources to meet higher debt service requirements. There is less readily available and reliable information about most Bank Loans than is the case for many other types of instruments, including listed securities. Bank Loans are not listed on any national securities exchange or automated quotation system and as such, many Bank Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Bank Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Bank Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Bank Loans. Although the Subadviser believes that the Fund's investments in Bank Loans could limit fluctuation in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Bank Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Bank Loans. Bank Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on Bank Loans after the debt obligations of the borrower's subsidiaries have been repaid). The Fund is subject to the risk that the borrower under a Bank Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower's debt service as the interest rate on its Bank Loans is upwardly adjusted). The

Subadviser reviews the impact of rising and falling interest rates on an issuer's cash-flow as part of stress testing that is part of the Subadviser's standard Bank Loans due diligence.

Usually, Bank Loans are freely callable at the issuer's option. Bank Loans may become nonperforming for a variety of reasons. Such nonperforming loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Bank Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank or borrower. Risks associated with Bank Loans include (i) the borrower's inability to meet principal and interest payments and interest payments on its obligations (i.e., credit risk); (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the borrower and general market liquidity (i.e., market risk).

The Fund will not originate Bank Loans. The Fund will primarily acquire interests in Bank Loans directly by way of Assignment and may at times also acquire Bank Loans through participating in a loan syndicate. The Fund will lend almost exclusively to North American corporations, and occasionally North American partnerships.

The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. As a purchaser of an Assignment, the Fund generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to vote to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement, and the right to set-off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are normally sold without recourse to the assignor or selling institution, as applicable, and the assignor or selling institution, as applicable, will generally make minimal or no representations, warranties or agreements about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans. In addition, the Fund will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower.

Purchasers of loans are predominately commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are provided confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. In addition, historically the trading volume in the loan market has been small relative to the market for high yield debt securities.

Since substantially all of the Bank Loans in which the Fund will invest do not fully amortize over the life of such loans, they will likely have a principal amount outstanding at maturity, which could result in a substantial loss to the Fund if the borrower is unable to refinance or repay the debt at maturity.

Bank Loans Legislation Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Bank Loans interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected U.S. and non-U.S. corporations and other business entities. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Bank Loans interests relating to highly leveraged transactions or subject such Bank Loans interests to increased regulatory scrutiny, such financial institutions may determine to sell Bank Loans interests in a manner that results in a price that, in the opinion of the Subadviser, is not indicative of fair value. If the Fund were to attempt to sell a Bank Loans interest at a time when a financial institution was engaging in such a sale with respect to the Bank Loans interest, the price at which the Fund could consummate such a sale might be adversely affected.

Secured Loans Risk. Although the senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan or could recover nothing of what it is owed on the senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) senior loans involve a greater risk of loss.

Second Lien or Other Subordinated Debt Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated debt or debt generally are subject to similar risks as those associated with investments in Bank Loans. In addition, because second lien or other subordinated debt or debt are subordinated in payment and/or lower in lien priority to Bank Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated debt or debt, both secured and unsecured, are expected to have greater price volatility than Bank Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high yield securities share risks similar to those associated with investments in other high yield securities and obligations.

High Yield ("Junk Bond") Risk. The Fund may invest up to 10% of its Managed Assets in bonds, not including Bank Loans, that are classified as "higher-yielding" (and, therefore, higher-risk) investments. Substantially all of the Fund's Bank Loan investments will also be classified as "junk." In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Distressed Investments Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund's return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser's participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Securities Lending Risk. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Restricted Securities Risk. The Fund will invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Event Driven Investing. The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Subadviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Structured Finance Securities Risk. The Fund's investments may consist of CLOs or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security's priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk," "Interest Rate Risk," "Prepayment Risk," "Inflation Risk" and "Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Liquidity Risk. The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Investments in non-investment grade fixed income securities and/or certain derivatives positions will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Derivative Transactions Risk. The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, in seeking to achieve its investment objective and for other reasons, such as for cash management, financing activities, hedging and risk management purposes. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions." The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Furthermore, the ability to successfully use Derivative Transactions depends on THL Credit's ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Investing in Derivative Transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, Derivative Transactions could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage to seek to enhance returns. Although the Fund does not intend to use Derivative Transactions for speculative purposes, if the Fund does, it will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a Derivative Transaction (whether a clearing corporation in the case of cleared instruments or another third-party) will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund's counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund's counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a Derivative Transaction, the Derivative Transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the Derivative Transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC Derivative Transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

The Fund and the Subadviser seek to deal only with counterparties of high creditworthiness. The Subadviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Subadviser to correctly forecast market conditions, liquidity, market values, market movements and other applicable factors, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, the enactment of financial reform legislation, including the Dodd-Frank Act, could have an adverse effect on the Fund's ability to use derivative instruments. The Dodd-Frank Act provides for new and increased regulation of certain portions of the derivatives market, including, among others, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in Derivatives Transactions (for example, by making certain types of Derivatives Transactions no longer available to the Fund) and/or increase the costs of such Derivatives Transactions (for example, by increasing margin, capital or reporting requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

In addition, the CFTC has recently amended the exclusion from registration requirements under the Commodity Exchange Act, as amended ("CEA"), that is available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a "commodity pool operator" and THL Credit may be required to register as a "commodity trading advisor" with the CFTC with respect to the Fund. In the event FWCA and/or THL Credit is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to continue to claim such exclusion.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately 23% of the Fund's Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser's assessment of market conditions and the investment environment. The Fund's total leverage, either through borrowings, preferred stock issuance, reverse repurchase agreements, dollar rolls or similar transactions, may not exceed 33 1/3% of the Fund's Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund's current income. This interest expense may be greater than the Fund's current income on the underlying investment. The Fund's leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and THL Credit, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund's Managed Assets there may be a financial incentive to FWCA and/or THL Credit to increase the Fund's use of leverage and create an inherent conflict of interests;

•  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. THL Credit does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Subadviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets, thereby potentially increasing fluctuations in the market value of the Fund's assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, may be considered senior securities unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See "Leverage" in this Prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund's current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund's dividends and interest income after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short and long term.

Illiquid Investment Risk. The Fund may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund's portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund's investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, and the Middle East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of THL Credit, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund's performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at THL Credit and its credit-focused affiliates manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds, business development companies and other commingled funds. The Fund's portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Personnel") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees THL Credit receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from THL Credit and its credit-focused affiliates. Because such incentive payments paid to Investment Personnel are tied to revenues earned by THL Credit and such affiliates, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See "Conflicts of Interest" and "Investment Advisory and Other Services—Conflicts of Interest" in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income and net tax-exempt interest. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See "U.S. Federal Income Tax Matters."

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time due to the nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund's net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund's income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Fund's investment strategies, it is not anticipated that a significant portion of the Fund's distributions will consist of tax-advantaged qualified dividend income. The maximum individual rate applicable to "qualified dividend income" is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options and other derivatives. See "U.S. Federal Income Tax Matters."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board oversees the overall management of the Fund under Delaware law and the 1940 Act. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Trustees and Officers" in the SAI.

The Adviser

Four Wood Capital Advisors, LLC is the Fund's investment adviser and is registered with the SEC as an investment adviser under the Advisers Act. FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies and institutional investors. FWCA is a wholly owned subsidiary of Four Wood Capital Partners, LLC.

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and preparation of reports.

Advisory Agreement. Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates THL Credit to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund's portfolio assets but has ultimate responsibility to oversee THL Credit. In this connection, the Adviser oversees THL Credit's management of the Fund's investment operations in accordance with the investment objective and related policies of the Fund, reviews THL Credit's performance and reports periodically on such performance to the Board.

In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Subadvisory Agreement, Managed Assets means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Fund or the Adviser may terminate the Advisory Agreement at any time without penalty on 60 days' written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.

The Subadviser

THL Credit Advisors LLC is the subadviser for the Fund. The Subadviser manages the Fund's investments, subject to the authority of the Adviser and the Board of Trustees of the Fund. As of June 30, 2013, THL Credit and its credit-focused affiliates had approximately $2.8 billion in assets under management. THL Credit acquired McDonnell Investment Management's ("McDonnell") Alternative Credit Strategies group in June 2012. The Subadviser is an investment adviser for a business development company. Pursuant to the Subadvisory Agreement, the Subadviser shall be responsible for one half of the expenses incurred in connection with the launch of the Fund.

THL Credit Advisors LLC is an affiliate of THL Credit Senior Loan Strategies LLC. THL Credit Advisors LLC expects to enter into a staffing agreement with THL Credit Senior Loan Strategies LLC under which THL Credit Senior Loan Strategies LLC will agree to make experienced investment professionals available to THL Credit Advisors LLC and to provide access to the senior investment personnel of THL Credit Senior Loan Strategies LLC for purposes of evaluating, negotiating and monitoring the Fund's investments.

The Fund, the Adviser and THL Credit have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit the Adviser and THL Credit personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Portfolio Managers

THL Credit. THL Credit will be responsible for the day-to-day management of the Fund's portfolio investments. The Fund is managed by a team of portfolio managers at THL Credit which is led by:

James R. Fellows, CFA—Managing Director

Mr. Fellows, 48, is a Managing Director at THL Credit. He also serves on the Board of Directors of an affiliate of THL Credit. He has more than twenty-five years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high yield bank loans and high yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows received his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Brian W. Good—Managing Director

Mr. Good, 47, is Managing Director at THL Credit. From April 2004 through June 2012, Mr. Good was Co-Head, Alternative Credit Strategies Group of McDonnell. Mr. Good brings extensive knowledge of the leveraged bank loans market with more than twenty-four years of leveraged finance portfolio management experience. From 1998 to April 2004, Mr. Good was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Good was an Associate Portfolio Manager for Van Kampen Investments for the Prime Rate Income Trust in its Bank Loan Investment Group. While at Van Kampen, Mr. Good focused on bank loans credit analysis and trading. His overall investment experience includes credit analysis, trading and distressed investing. Mr. Good began his career at the Pilgrim Group in 1987 where he was a member of the portfolio management team for the Pilgrim Prime Rate Trust, the first bank loans mutual fund of its kind. Mr. Good received his B.S. degree from Pepperdine University in Business Administration.

Robert J. Hickey—Managing Director

Mr. Hickey, 49, is a Managing Director at THL Credit. He has twenty-five years of investment industry experience. From April 2004 through June 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high yield market. Mr. Hickey brings extensive knowledge of corporate, high yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the director of corporate bonds for Van Kampen Investments. While at Van Kampen, he was also senior portfolio manager for several high yield and high grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey received his M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University and his B.A. degree from the University of Wisconsin.

Brian J. Murphy—Managing Director

Mr. Murphy, 44, is a Managing Director at THL Credit. He has twenty-one years of investment industry experience, principally in the area of leveraged finance. From May 2004 through June 2012, Mr. Murphy was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell. From 1998 to May 2004, Mr. Murphy was employed by Columbia Advisors in the Bank Loan Asset Management Group as a Senior Credit Analyst covering telecommunications, media/broadcasting, and the cable industries. Prior to joining Columbia Advisors, Mr. Murphy was employed by Van Kampen Investments from October 1991 through March 1998, most recently serving as an Assistant Portfolio Manager for the Van Kampen Prime Rate Income Trust, where he gained credit training and significant experience in all aspects of the bank loans asset class, including cash management, trade settlement, credit monitoring, portfolio surveillance and analysis. Mr. Murphy received a B.A. in Finance from Loras College.

Steven F. Krull, CFA—Director

Mr. Krull is a Director at THL Credit and THL Credit Senior Loan Strategies LLC. He has more than fourteen years of investment industry experience, principally in the area of leveraged finance. From 2004 to June 2012, Mr. Krull was a Portfolio Manager/Head Trader of the Alternative Credit Strategies Group of McDonnell. From 1998 to May 2004, Mr. Krull was employed by Columbia Management Group as a member of the Bank Loan Asset Management Group. Mr. Krull served in various roles, most recently as the group's bank loans trader, responsible for day-to-day cash management and trading activity of the group's two mutual funds, Columbia Floating Rate Fund and Columbia Floating Rate Advantage Fund, as well as four structured products, with assets totaling $2.7 billion. Mr. Krull received a B.A. in Economics from Illinois Wesleyan University. He currently holds the Chartered Financial Analyst designation and is a member of the CFA Institute, and the CFA Society of Chicago.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Administrator, Accounting Agent, Custodian and Transfer Agent

The Fund's portfolio securities are held pursuant to a custodian agreement between the Fund and BNY Mellon. Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement. BNY Mellon is entitled to receive a fee for its services as administrator and Fund accounting agent of 0.055% of the Fund's average daily Managed Assets, subject to a minimum annual fee of $75,000, plus out-of-pocket expenses. In addition, BNY Mellon is entitled to receive annually an aggregate fee of $30,500 for services related to financial reporting and tax, and for providing Chief Compliance Officer support services.

American Stock Transfer and Trust Company serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

Investor Support Services

The Fund has retained FWCP to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund's Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. FWCP may separately contract with and coordinate the activities of a third-party to provide certain of the above-described services. In exchange for such services, the Fund will pay FWCP a monthly fee equal to 0.05% of the average daily value of the Fund's Managed Assets.

DETERMINATION OF NET ASSET VALUE

The Fund's NAV per Common Share is calculated by dividing the value of the Fund's net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined pursuant to policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund's portfolio. BNY Mellon calculates the NAV by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Portfolio securities are valued by various methods, which are generally described below. The Fund's portfolio securities also may be fair valued by the Subadviser's pricing committee in certain instances, pursuant to policies and procedures adopted by the Fund's Board of Trustees.

Debt securities for which market quotations are readily available may be valued at market value determined by the security's most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

DISTRIBUTION POLICY

The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately 45 to 60 days, and paid approximately 60 to 90 days after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Because not all investors can participate in the Automatic Dividend Reinvestment Plan (the "Plan"), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Expenses of the Fund will be accrued each day. To the extent that the Fund's net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses) or, alternatively, to retain all or a portion of the year's net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund's distributions may vary substantially from time to time because of the varied nature of the Fund's investments. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund's earnings but represents a return of part of the Common Shareholder's investment. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in his or her Common Shares), and thereafter as capital gains assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Common Shareholder would have a capital gains in year three of $6 per share ($15 minus $9) for a total capital gains of $600.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by American Stock Transfer and Trust Company, LLC (the "Plan Agent"). Every Common Shareholder holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Common Shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund's NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to Common Shares issued directly by the Fund.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional shares of the Fund will be made on the open market. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's web site at www.amstock.com. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System. Shareholders will be charged a $15.00 transaction fee plus a $0.10 per share brokerage trading fee for each order.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's web site at www.amstock.com. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw from the Plan, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a shareholder does not maintain at least one whole Common Share in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, Common Shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who are not participants in the Plan but hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's web site at www.amstock.com. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan.

All correspondence or additional information about the Plan should be directed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, 10269-0560.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net investment income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its Common Shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for U.S. federal income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A "qualified publicly traded partnership" is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund, nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax on the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses). However, the Fund may retain all or a portion of the year's net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Fund so elects and designates the retained amount as undistributed capital gains in a notice to its Common Shareholders, any Common Shareholder of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund's net capital gains that are properly designated as such ("capital gains distributions"), if any, are taxable to Common Shareholders as long-term capital gains, regardless of their holding period in the Common Shares. Distributions of the Fund's net investment income and net realized short-term capital gains, except in the case of distributions of qualified dividend income as discussed below, generally will be taxable as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits.

If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualifying dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD. In light of the Fund's investment strategies, it is not expected that a significant portion of the Fund's distributions will be eligible for the DRD.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that are treated as having original issue discount for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Gain derived by the Fund from the disposition of any debt securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it preserves its status as a RIC and distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have depreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual and other non-corporate taxpayers are taxed at a maximum rate of 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gains or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received (or amounts designated as undistributed capital gains) with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired on or after January 1, 2012, to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" U.S. federal income tax withholding (currently, at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Common Shareholders.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect). In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options and other derivatives. In light of the Fund's investment strategies, it is not expected that a significant portion of the Fund's distributions will consist of tax-advantaged qualified dividend income.

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. Common Shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions that are paid out of the Fund's current or accumulated earnings and profits (other than capital gains distributions) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, reduced by expenses that are allocable to such income) and the recipient shareholder satisfies certain certification and other requirements, or (b) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest from non-U.S. sources) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies Common Shareholders against any such liability. Although shareholders of an unincorporated business trust established under the laws of Delaware may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless, at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Issuance of Fund Preferred Shares

Although the Fund does not intend to issue preferred shares during its first twelve months of operations, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares ("preferred shares"), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund issues preferred shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 33 1/3% of the Fund's Managed Assets. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's current income after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of current income to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and THL Credit, will review the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote or consent of a majority of the Board, 75% of the "Continuing Trustees" (defined to mean any Trustee that has served as such for at least 36 months or who was nominated to serve as a Trustee by a majority of the Continuing Trustees then in office) and the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize the following transactions: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any other person or company; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (v) the dissolution, liquidation or termination of the Fund; or (vi) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Fund. Notwithstanding anything to the contrary stated above, so long as each action is approved by both a majority of the Board and 75% of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-laws and applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve any of the actions listed above, unless such Shareholder vote or consent is required by the 1940 Act or other applicable law. For purposes of these provisions, a 5% or greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. There is uncertainty as to whether the requirement to obtain the favorable vote or consent of 75% of the Continuing Trustees with respect to the transactions indicated above would be enforceable under Delaware law.

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by a majority of the entire Board of Trustees, seventy-five percent (75%) of the Continuing Trustees and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon. The composition of the Fund's portfolio likely could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. are acting as representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Number of Common Shares
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
Oppenheimer & Co. Inc.
Henley & Company LLC
Janney Montgomery Scott LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Maxim Group LLC
National Securities Corporation
Pershing LLC
Wunderlich Securities, Inc.
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the investors in the Fund will pay $0.90 per share is equal to 4.50% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before , 2013. The Representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing the Fund's Common Shares

The Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $ (or approximately $ per Common Share).

The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. in the amounts of $       , $       , $       and $       . If the over-allotment option is not exercised, the structuring fee paid to Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc.will not exceed       %,       %,       % and       %, respectively, of the total public offering price.

The Adviser (and not the Fund) has also agreed to compensate AST and MidAmerica, each a FINRA-member broker-dealer, for services rendered by AST's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $       and $       . These registered representatives may also be members or independent contractors of the Adviser or its affiliate. If the over-allotment option is not exercised, the structuring fee paid to AST and MidAmerica will not exceed       % and       %, respectively, of the total public offering price. The Adviser also will reimburse AST's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed       % of the total public offering price of the Common Shares.

The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriters' and other entities' additional compensation payments by the Adviser described above will not exceed 4.50% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters and other entities in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to       additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter's initial purchase commitment.

The Fund and the Adviser have agreed, for a period of 180 days from the date of this Prospectus, that they will not, without the prior written consent of the Representatives, on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more. The minimum investment requirement is 100 Common Shares ($2,000). The Fund has applied for listing on the NYSE under the symbol "TSLF."

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, the Representatives, on behalf of themselves and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher or lower than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter's website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser, the Subadviser and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, an affiliate of the Adviser and the Subadviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, 9th Floor, St. Louis, MO 63102. The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, 26th Floor, New York, NY 10004.

CONFLICTS OF INTEREST

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser and/or Subadviser allocate their time, resources and other services among the Fund and other investment and business activities in which they may be involved. Subject to 1940 Act restrictions, the Subadviser has agreed to offer the Fund the right to participate in all investment opportunities that it determines are appropriate for the Fund in view of its investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with any conflict of interest and allocation policies adopted by the Subadviser, the Fund might not participate in each individual opportunity but will be entitled, on an overall basis, to participate equitably with other entities sponsored or managed by the Subadviser and its affiliates, subjecting the Subadviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund's behalf.

Affiliates of the Subadviser manage other assets in closed-end funds, open-end funds and separate managed accounts that also have investment strategies focused primarily on Bank Loans as well as senior, untranched, second lien debt, junior secured debt, unsecured subordinated debt and equity to lower middle-market companies. In addition, the Subadviser and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours. To the extent the Fund competes with entities managed by the Subadviser or any of its affiliates for a particular investment opportunity, the Subadviser intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Subadviser's internal conflict of interest and allocation policies. The Subadviser will establish allocation policies to ensure that the Fund may generally share equitably with other investment funds managed by the Subadviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds. However, the Fund can offer no assurance that such opportunities will be allocated fairly or equitably in the short-term or over time.

The Subadviser and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies and will put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. The Subadviser will seek to ensure an equitable allocation of investment opportunities when the Fund is able to invest alongside other accounts managed by the Subadviser and its affiliates. When the Fund invests alongside such other accounts as permitted, such investments will be made consistent with the 1940 Act, the related guidance of the SEC staff and any allocation policies adopted by the Subadviser. It is the Fund's policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions to be set by the Fund's Board, or imposed by applicable laws, rules, regulations or interpretations. The Fund expects that these determinations will be made similarly for other accounts.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Subadviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objectives.

The Subadviser's policies will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities among the Fund and other accounts managed by the Subadviser or its affiliates. The Fund intends that generally, under the investment allocation policies adopted by the Subadviser, a portion of each opportunity that is appropriate for the Fund and an affiliated fund, which may vary based on asset class and from time to time, will be offered to the Fund and such other eligible accounts, as periodically determined by the Subadviser. The Fund expects the investment allocation policies to provide that allocations among the Fund and other eligible accounts will generally be made pro rata based on desired hold size. The Subadviser will seek to treat all clients equitably in light of the factors relevant to managing client accounts, however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or in situations where certain accounts receive allocations where others do not.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York and for the underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Dechert LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 333-190325). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2
TRUSTEES AND OFFICERS	15
INVESTMENT ADVISORY AND OTHER SERVICES	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	27
DETERMINATION OF NET ASSET VALUE	27
BROKERAGE ALLOCATION	28
TAXES	29
OTHER INFORMATION	36
ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	37
INVESTOR SUPPORT SERVICES	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
FINANCIAL STATEMENTS	38
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

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Shares

THL Credit Senior Loan Fund

Common Shares
$20.00 per Share

PROSPECTUS
, 2013

Raymond James
RBC Capital Markets
Stifel
Oppenheimer & Co.
Henley & Company LLC
Janney Montgomery Scott
J.J.B. Hilliard, W.L. Lyons, LLC
Maxim Group LLC
National Securities
Pershing LLC
Wunderlich Securities

Until                    , 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2013

THL Credit Senior Loan Fund

STATEMENT OF ADDITIONAL INFORMATION

                          , 2013

100 Wall Street, 11th Floor

New York, NY 10005

TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2
TRUSTEES AND OFFICERS	15
INVESTMENT ADVISORY AND OTHER SERVICES	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	27
DETERMINATION OF NET ASSET VALUE	27
BROKERAGE ALLOCATION	28
TAXES	29
OTHER INFORMATION	36
ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	36
INVESTOR SUPPORT SERVICES	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
FINANCIAL STATEMENTS	38
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

This Statement of Additional Information relating to the Common Shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated                , 2013 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s subadviser, THL Credit Advisors LLC (the “Subadviser” or “THL Credit”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Investment in Debt Securities and Other Types of Credit Instruments

The Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Bank Loans. This category of Fund investments primarily includes assignments of performing Bank Loans to corporate borrowers.  Bank Loans are typically acquired through both primary bank syndications and in the secondary market.  In most cases, Bank Loans will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, THL Credit may also purchase stressed and distressed Bank Loans at a material discount to par if THL Credit believes that there are attractive opportunities to generate capital appreciation by making such investments.

Bank Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  Bank Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders.  The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Bank Loans and the rights of the borrower and the lenders.  The Fund will primarily purchase assignments of portions of Bank Loans from third-parties and may invest in participations in Bank Loans.  Bank Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower.  This capital structure position generally gives holders of Bank Loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Bank Loans also have contractual terms designed to protect lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other Bank Loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action.  But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it.  The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals.

When the Fund purchases first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is the London Interbank Offered Rate (“LIBOR”).  LIBOR is based on rates that contributor

2

banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.  The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When the Fund purchases an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.  These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan.  Because the Fund typically does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

High Yield Securities. The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Group (“S&P”). THL Credit anticipates that no more than 20% of Fund assets will be invested in securities that are rated CCC or below, or are unrated fixed-income securities. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities that, in the opinion of the Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of

3

deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadviser to be of comparable quality.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or

4

sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed and Asset-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Mortgage-backed securities in which the Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

•                                          Inverse Interest-Only Securities. The Fund may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to large changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting

5

floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•                                          Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

•                                          TBA Mortgage Contracts. The Fund may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Distressed Securities

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Subadviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Foreign Securities

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles

6

different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less

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reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Paid-In-Kind Securities (PIK)

The Fund may invest in PIK securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

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Trade Claims

The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Depositary Receipts

The Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a Foreign Security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the OTC market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Under an exemptive ruled adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any advisory fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially

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all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Exchange-Traded Funds (ETFs)

The Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange-Traded Notes (ETNs)

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Master Limited Partnerships (MLPs)

The Fund may invest in MLPs, which are publicly traded limited partnerships. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs are generally organized under state law as limited partnerships or limited liability companies.

Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i)

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equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs. The Fund will indirectly bear its proportionate share of any expenses, including advisory fees, paid by a REIT in which it invests. Although these expenses are in addition to the direct expenses of the Fund’s own operations, they are not reflected in the Fund’s fee and expense presentation.

Preferred Securities

Preferred securities in which the Fund may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Investment in Relatively New Issuers

The Fund may invest occasionally in the securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

The Fund may hold a significant portion of its cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Fund’s custodian or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government.

Simultaneous Investments

Investment decisions for the Fund are made independently from those of the other funds and accounts advised by the Subadviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably to the Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

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Securities Lending

The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign securities). The collateral will consist of cash (including U.S. dollars) and U.S. government securities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. The fees associated with securities lending do not appear in the Fund’s fee table. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially effect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. The Fund and the Subadviser seek to deal only with counterparties of high creditworthiness.  The Subadviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Risk of Minority Positions and Control Positions

The Fund, individually or together with other funds and accounts managed by the Subadviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Subadviser obtain such a position, the Subadviser may be required to make filings with the SEC concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Fund to dispose of their holdings at the times and in the manner the Fund would prefer. In addition, it is possible, although unlikely, that the Fund might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Subadviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or the Subadviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Fund nor the Subadviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Fund may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Fund will succeed in obtaining

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control positions. This could result in the Fund’s investments being frozen in minority positions and could incur substantial losses.

Reverse Repurchase Agreement Risks

Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

LIBOR Risk

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Investment Restrictions

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:

(1) The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3) The Fund may not purchase or sell physical commodities or contracts for the purchase or sale

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of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5) The Fund may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(6) The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

(7) The Fund may not invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Any such indebtedness would be in addition to the Fund’s use of leverage of up to 33 1/3% of Managed Assets (at the time of borrowing). The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings and 200% with respect to preferred stock. However, the Fund may “set aside”

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liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may otherwise be considered senior securities under the 1940 Act.  As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, and the Fund’s use of leverage through such transactions will not be limited by the 1940 Act.  The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets.

The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without prior approval by the Common Shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset; however, further investment by the Fund in such security or asset will be limited to those required to bring the Fund back into compliance. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 100 Wall Street, 11th Floor, New York, NY 10005.

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Interested Trustees

Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee

Steven A. Baffico Year of Birth: 1973	Trustee, President and Principal Executive Officer	Class II; since August, 2013	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010).	1	None

Independent Trustees

Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee

Joseph L. Morea(1) Year of Birth: 1955	Trustee	Class I; since August, 2013	RBC Capital Markets, U.S. Vice Chairman and Head of U.S. Equity Capital Markets (2003 –2012); Self-Employed, Commercial and Industrial Real Estate Investment (2012–Present).	1	Trustee, Commonwealth REIT; Trustee, Affiliates Insurance Company

S. James Coppersmith Year of Birth: 1933	Trustee	Class III; since August, 2013	Rasky Baerlein Strategic Communications, Vice Chairman (1997– 2010).	1

Ronald J. Burton Year of Birth: 1947	Trustee	Class II; since August, 2013	Alliance Mezzanine Investors, Limited Partner/Advisor (2011 – 2012).	1

Michael Perino Year of Birth: 1963	Trustee	Class I; since August, 2013	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present), St. John’s University School of Law, Professor,	1

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Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee

St. John’s University School of law (2002-2007); Associate Deal for Faculty Scholarship (2011-2013.)

Officers

Information regarding Officers of the Trust:

Name and Year of Birth	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Steven A. Baffico Year of Birth: 1973	President	Since Inception

Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007– 2010).

Jennifer Wilson Year of Birth: 1973	Treasurer and Principal Financial Officer	Since Inception	Four Wood Capital Partners LLC, Managing Director and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008–2011).

Peter E. Pisapia Year of Birth: 1972	Secretary	Since Inception	Four Wood Capital Partners, LLC, Managing Partner and General Counsel (May 2012 - Present); BlackRock, Inc., Director and Counsel (2006– May 2012).

(1) Solely as a result of Mr. Morea’s relationship with one of the underwriters in this offering, Mr. Morea is an “interested person” of Four Wood Capital Partners as defined in the 1940 Act until six months after the completion of this offering.

The Board currently consists of five members. The term of one class expires each year commencing with the first annual meeting following this initial public offering (“IPO”) of the Fund’s Common Shares. The terms of Messrs. Morea and Perino expire at the first annual meeting following this public offering; the terms of Messrs. Baffico and Burton expire at the second annual meeting; and the term of Mr. Coppersmith expires at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Fund is organized as a Delaware statutory trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing the Fund’s day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a trustee for the Fund. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

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Although the Board’s Nominating and Governance Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other Four Wood Capital Funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s Common Shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Steven A. Baffico.  Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 15 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico earned his Bachelor’s of Arts degree from the University of Wisconsin.

Joseph L. Morea.  Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 35-year career in the Financial Services industry.  Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003–2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr. Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996-2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Trustees of Commonwealth REIT and Affiliates Insurance Company. Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

S. James Coppersmith.   Mr. Coppersmith retired as Vice Chairman of the Boston-based public relations and marketing company Rasky Baerlein Strategic Communications in 2010. Mr. Coppersmith has served in various roles at WCVB/Channel 5 where he served as Vice President and General Manager (1982-1989) and President and General Manager (1990-1994).  From 1973-1977, Mr. Coppersmith was Vice President and General Manager of Boston’s WNAC-TV, now WHDH-TV. Mr. Coppersmith has served as President of the New England Broadcasting Association, is past Chairman of the Board of Emerson College, and former Chairman of the Mayor’s Committee on Urban Arts in Boston.

Ronald J. Burton. Mr. Burton is currently a limited partner/advisor for Alliance Mezzanine Investors, a Mezzanine SBIC private equity fund. Mr. Burton has over 29 years of business experience, primarily with the Dun & Bradstreet Corporation.  Mr. Burton was elected a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun and Bradstreet through its subsidiaries.  Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to, serving five years on the New Jersey Investment Council, which oversees the state’s $85 billion pension plans.  Mr. Burton was a member of the Board of Trustees of the

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Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President.  A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

Michael Perino. Michael Perino is currently the Dean George W. Matheson Professor of Law at St. John’s University School of Law in New York. Professor Perino’s primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D’Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program in Law, Business, and Corporate Governance at Stanford Law School (1995-1998).  Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora’s Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010).  He is the author of the leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation.  In the past, the SEC has retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration.

Duties of Trustees; Board Meetings and Board Committees

The Fund is organized as a Delaware statutory trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes and qualifications described above (see “Principal Occupation(s)—During the Past 5 Years,” “Other Directorships Held by the Trustee” and “Additional Information About the Trustees” above).  The Board appoints officers who assist in managing the day-to-day affairs of the Fund.

The Board has appointed Mr. Morea, an Independent Trustee, as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the Common Shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s Common Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Baffico, CEO of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

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Board Committees

The Board established the Audit Committee and the Nominating and Governance Committee.  As of the date of this SAI, none of these committees has met.  The members of each of the Audit Committee and the Nominating and Governance Committee are Messrs. Burton, Coppersmith and Perino.

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.  Mr. Burton serves as Chairman of this Committee.

Nominating and Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board.  Mr. Perino serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted procedures for the selection of Independent Trustees.

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Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 100 Wall Street, 11th Floor, New York, NY 10005. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser’s risk management program is part of the overall risk management program of Four Wood Capital Partners, LLC, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities.  In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chair confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).

The Board also has a Nominating and Governance Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Independent Trustee Compensation

The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The Independent Trustees will receive a $15,000 retainer plus a $3,000 per in person meeting fee for serving as a trustee of the Fund.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending December 31, 2013.

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Independent Trustee	Fund	Four Wood Fund Complex
Ronald J. Burton	$9,750	$9,750
S. James Coppersmith	$9,750	$9,750
Joseph L. Morea	$9,750	$9,750
Michael Perino	$9,750	$9,750

The Fund does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of Four Wood Capital Funds

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all Funds in the Four Wood Capital Fund Complex overseen or to be overseen by a Trustee, that are owned beneficially by each Trustee as of August 1, 2013. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Steven A. Baffico	None	None
Independent Trustees
Ronald J. Burton	None	None
S. James Coppersmith	None	None
Joseph L. Morea	None	None
Michael Perino	None	None

* As of August 1, 2013, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Proxy Voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to THL Credit the responsibility to vote all proxies relating to securities held by the Fund in accordance with THL Credit’s Global Proxy Voting Policy and Procedures. THL Credit has a duty to vote such proxies in the best interests of the Fund and its Common Shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of THL Credit are set forth in Appendix A to this SAI.

It is possible that conflicts of interest could arise for THL Credit when voting proxies. Such conflicts could arise, for example, when THL Credit or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that THL Credit becomes aware of a material conflict of interest, the Fund’s Procedures generally require THL Credit to follow any conflicts procedures that may be included in THL Credit’s

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Global Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:

(a) Voting pursuant to the recommendation of a third-party voting service; and/or

(b) Voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of THL Credit are set forth in THL Credit’s proxy voting procedures included in Appendix A. These conflicts procedures may reduce, but they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although THL Credit has a duty to vote all proxies on behalf of the Fund, it is possible that THL Credit may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits THL Credit from trading the shares in the marketplace for a period of time, THL Credit may determine that it is not in the best interests of the Fund to vote the proxies. THL Credit also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, because the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling 212-701-4500; and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Four Wood Capital Advisors, LLC is the Fund’s investment adviser and is registered with the SEC as an investment adviser under the Advisers Act. FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies and  institutional investors. FWCA is a wholly owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”).

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, FWCA has engaged THL Credit Advisors LLC (the “Subadviser” or “THL Credit”) as a subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that FWCA may terminate any subadvisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.

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The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “Four Wood Capital” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser may grant the nonexclusive right to use the name “Four Wood Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years from its effective date and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or FWCA, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of FWCA, FWCA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadviser and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

The Subadviser

FWCA has engaged THL Credit as a subadviser to provide day-to-day portfolio management pursuant to an investment subadvisory agreement between the Adviser and THL Credit (the “Subadvisory Agreement”).

The Subadviser, THL Credit Advisors LLC, is a Delaware LLC with principal offices at 100 Federal Street, 31st Floor, Boston, Massachusetts 02110. As of June 30, 2013, THL Credit and its credit-focused affiliates had investment management authority with respect to

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approximately $2.8 billion in assets.

The Fund has engaged THL Credit to serve as a subadviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments.

Under the terms of the Subadvisory Agreement, THL Credit will be responsible for implementing the Fund’s investment strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by THL Credit under the Subadvisory Agreement, the Subadviser receives a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement between the Adviser and the Fund.

The Subadvisory Agreement with THL Credit will continue in effect for a period of two years from its effective date and from year to year thereafter if approved annually: (i) by the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, THL Credit, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, THL Credit is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with THL Credit. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of June 30, 2013.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
James R. Fellows	0	0	12	$1.957	1	$0.223
Brian W. Good	0	0	12	$1.957	1	$0.223
Robert J. Hickey	0	0	12	$1.957	1	$0.223
Brian J. Murphy	0	0	12	$1.957	1	$0.223
Steven F. Krull	0	0	12	$1.957	1	$0.223

Conflicts of Interest

THL Credit has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. THL Credit has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, THL Credit and our credit-focused affiliates furnish investment management and advisory services to numerous clients in addition to the Fund, and THL Credit may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to THL Credit or its affiliates, or in which portfolio managers

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have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, THL Credit, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale THL Credit recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which THL Credit, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, THL Credit may refrain from rendering any advice or services concerning securities of companies of which any of THL Credit’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which THL Credit or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, THL Credit owes a duty of loyalty to its clients and must treat each client fairly. When THL Credit or its affiliates purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. THL Credit and its affiliates attempt to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, THL Credit has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide THL Credit and its affiliates with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

THL Credit receives a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement between the Adviser and the Fund. THL Credit pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

Professional compensation at THL Credit for Investment Personnel is structured so that key professionals benefit from staying with the Subadviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of the Subadviser. The bonus is determined at the discretion of senior management of the Subadviser, and is based on a qualitative analysis of several factors, including the profitability of the Subadviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for the Subadviser’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within the Subadviser, those contributions may also be considered in the determination of bonus compensation. Each portfolio manager who is a partner in the Subadviser also receives a quarterly pro rata distribution based on the revenues of the Subadviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.

Securities Owned in the Fund by Portfolio Managers

As of the date of this SAI, the portfolio managers do not own any securities of the Fund.

Codes of Ethics

The Adviser, THL Credit and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Subadviser (“Access Persons”), as

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applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities holdings. The Adviser’s, THL Credit’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Common Share is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. The Bank of New York Mellon (“BNY Mellon”) calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Subadviser’s Pricing Committee in certain instances.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

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Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadviser’s other clients. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadviser will give consideration to a number of factors, including:

•              price, dealer spread or commission, if any;

•              the reliability, integrity and financial condition of the broker-dealer;

•              size of the transaction;

•              difficulty of execution;

•              brokerage and research services provided; and

•              confidentiality and anonymity.

Consideration of these factors by the Subadviser, either in terms of a particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same

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transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the Subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, the Subadviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Subadviser to the Fund. The Subadviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Subadviser considers any research, statistical and other factual information provided by various brokers from time to time to the Subadviser, although the Subadviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Subadviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Subadviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Subadviser in the performance of its investment making decision responsibilities, and the Subadviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Fund may be used to benefit other Subadviser clients. Conversely, research obtained through the payment of commissions by other Subadviser clients may be used to benefit the Fund.

Allocation of Trades by the Subadviser. The Subadviser and its affiliates manage a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

TAXES

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. To qualify as a RIC for U.S. federal income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of

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each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund, nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax on the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gains over its realized net short-term capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gains dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual and other non-corporate taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the distributions are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For

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this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  In light of the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s distributions will consist of tax-advantaged qualified dividend income.

If the Common Shares are trading below net asset value, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Dividends of investment company taxable income designated by the Fund and received by corporate Common Shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code. In light of the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s dividends will qualify for the DRD.

Distributions of net capital gains, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gains; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gains or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains dividends).

Any loss realized upon the sale or exchange of Common Shares with a holding period of six months or

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less will be treated as a long-term capital loss to the extent of any capital gains dividends received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Common Shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other Common Shares (whether through the reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short

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sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have depreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year.  In particular, the Fund may invest in loans and other debt obligations that are treated as having original issue discount for U.S. federal income tax purposes.  Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes.  Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions.  If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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Gain derived by the Fund from the disposition of any debt securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

The Fund may invest a portion of its net assets in below investment grade instruments.  Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gains — which it may have to distribute to satisfy the 90% distribution requirement and avoid imposition of the excise tax — even if the QEF does not distribute those earnings and gains to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and

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deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) may be subject to “backup” withholding of federal income tax (currently, at a rate of 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

In general, distributions that are paid out of the Fund’s current or accumulated earnings and profits (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income) and the recipient shareholder satisfies certain certification and other requirements, or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.

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Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a Delaware statutory trust. Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations or free of charge on the website of the SEC at www.sec.gov.

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and BNY Mellon. Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement. BNY Mellon is entitled to receive a fee for its services as

36

administrator and Fund accounting agent of 0.055% of the Fund’s average daily Managed Assets, subject to a minimum annual fee of $75,000, plus out-of-pocket expenses.  In addition, BNY Mellon is entitled to receive annually an aggregate fee of $30,500 for services related to financial reporting and tax, and for providing Chief Compliance Officer support services.

American Stock Transfer and Trust Company, LLC serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INVESTOR SUPPORT SERVICES

The Fund has retained FWCP to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund’s Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. FWCP may separately contract with and coordinate the activities of a third-party to provide certain of the above-described services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of THL Credit Senior Loan Fund

We have audited the accompanying statement of assets and liabilities of THL Credit Senior Loan Fund (the Fund) as of August 21, 2013.  This statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THL Credit Senior Loan Fund as of August 21, 2013 in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Boston, Massachusetts

August 23, 2013

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FINANCIAL STATEMENTS

THL CREDIT SENIOR LOAN FUND

STATEMENT OF ASSETS AND LIABILITIES

As of August 21, 2013

Assets:
Cash	$100,000
Deferred offering costs	400,000
Total Assets	500,000

Liabilities:
Accrued offering costs	400,000
Total Liabilities	400,000

Net Assets applicable to 5,235.602 shares of $0.001 par value common stock outstanding, unlimited shares authorized	$100,000

Net asset value per Common Shares outstanding ($100,000 divided by 5,235.602 Common Shares outstanding)	$19.10

See accompanying Notes to Financial Statements.

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THL Credit Senior Loan Fund

NOTES TO FINANCIAL STATEMENT

Note 1:  Organization

THL Credit Senior Loan Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013.  The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes.

The Fund has had no operations as of August 21, 2013 other than matters relating to its organization and registration as a closed-end management investment company under the 1940 Act, and the sale and issuance to Four Wood Capital Partners LLC (“FWCP”), an affiliate of Four Wood Capital Advisors LLC (the “Adviser”), and to THL Credit Advisors LLC (“THL Credit”), (the “Subadviser”) of 5,235.602 common shares of the Fund at an aggregate purchase price of $100,000.  Shares to be issued by the Fund are subject to a sales load of 4.50% paid to the underwriters.

Note 2:  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Cash

Cash includes non-interest bearing non-restricted cash with one financial institution.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Note 3:  Advisory Agreement

The Adviser administers the business and affairs of the Fund.  The Adviser also selects (subject to Board approval), contracts with and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund.  The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee the Subadviser.  In this connection, the Adviser oversees the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Subadviser’s performance and reports periodically on such performance to the Board.

The Fund pays the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund.  Managed Assets means the total

39

assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of accrued liabilities (other than liabilities representing borrowings for investment purposes).

THL Credit Advisors LLC is the Subadviser of the Fund.  The Subadviser manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund.

Note 4:  Investor Support Services

The Fund has retained FWCP to provide investor support services in connection with the on-going operation of the Fund.  The Fund pays FWCP as compensation under the Investor Support Services agreement an annual fee in the amount of .05% of the average daily Managed Assets of the Fund.  FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above-described services.

Note 5:  Administrator, Transfer Agent, Custodian and Distributor

The Bank of New York Mellon, the Fund’s administrator, accounting agent, and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s NAV and maintaining the accounting records of the Fund.

American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s Dividend Reinvestment Plan.

Note 6:  Organization and Offering Costs

The Adviser or an affiliate has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $400,000 (or approximately $0.04 per Common Share).  These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual offering expenses to be paid by the Fund may vary substantially from these estimates.  The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

As the Adviser has agreed to pay all of the Fund’s organizational expenses, organizational expenses of the Fund are not reflected in the Fund’s financial statements.

Note 7:  Subsequent Events

Management has evaluated events and transactions occurring through the date of filing this financial statement and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

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Appendix A: PROXY VOTING POLICIES AND PROCEDURES

STATEMENT OF POLICY

Proxy voting is an important right of shareholders.  As investment advisers, THL Credit Advisors LLC (“THL Credit Advisors”) and THL Credit Senior Loan Strategies LLC (“THL Credit SLS”, and together with THL Credit Advisors, “THL Credit”) and THL Credit, Inc. (collectively, the “Firms” and each, a “Firm”) are fiduciaries that owe duties of care and loyalty to each of their clients with respect to all services undertaken on each client’s behalf, including proxy voting.  Reasonable care and diligence must be undertaken in the monitoring of corporate actions and in the proper and timing exercise of proxy voting rights.  There may also be conflicts of interest that can affect how an adviser votes a proxy.

The purpose of these Proxy Voting Policies and Procedures is to ensure that each Firm seeks to diligently exercise proxy voting rights on behalf of its clients and that, where the Firm has discretion to vote client proxies, it will vote those proxies in a manner that it believes to be in the best interest of its clients, in accordance with Rule 206(4)-6 of the Advisers Act.  These Proxy Voting Policies and Procedures apply to any proxy vote in respect of shares issued by a public issuer or any other shareholder vote or consent for a private company, whether or not a proxy is involved.  Absent a client reserving proxy voting rights for itself or directing the vote of any proxy, each Firm will vote proxies based on the applicable investment strategy (i.e., Direct Lending or Syndicated Bank Loans, as described in the exhibits below) solely in accordance with the applicable Proxy Voting Policies and Procedures.

Due to the unique investment strategies, products and approaches within the Firms, the proxy voting policy which is applied is based on the investment strategy and/or product as detailed in each exhibit.

EXHIBIT A

Proxy Voting Procedures for the Direct Lending Strategy

Introduction

The following policies and procedures relate to the Firms’ direct lending strategy of directly-originated investments in middle-market companies (“Direct Lending Policy”).  Each Firm will disclose the Direct Lending Policy to its advisory clients participating in the Firm’s direct lending strategy (“direct lending clients”) as well as disclose to such direct lending clients how they may obtain information on how such Firm voted their proxies.  Additionally, each Firm will maintain proxy voting records for its direct lending clients consistent with the Investment Advisers Act of 1940 (as amended, the “Advisers Act”).  For those of our direct lending clients that are registered investment companies or business development companies, the Firm managing such direct lending clients will disclose the Direct Lending Policy to the shareholders of such funds, make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940, as amended.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders.  Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted.  If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest.  For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a THL Credit employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account.  In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Direct Lending Policy and its attendant recommendations attempt to generalize a complex subject.  It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from this Direct Lending Policy.  In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Section I of the Direct Lending Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support.

Section II of the Direct Lending Policy describes various types of non-routine proposals and provides general voting guidelines.  These non-routine proposals are categorized as those involving social issues, financial/corporate issues, and shareholder rights.

Finally, Section III of the Direct Lending Policy describes the procedures to be followed in casting a vote pursuant to this Direct Lending Policy.

Section I — Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.                                      They do not measurably change the structure, management control, or operation of the corporation.

2.                                      They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Each Firm normally will support the following routine proposals:

1.                                      To increase authorized common shares.

2.                                      To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.                                      To elect or re-elect directors.

4.                                      To appoint or elect auditors.

5.                                      To approve indemnification of directors and limitation of directors’ liability.

6.                                      To establish compensation levels.

7.                                      To establish employee stock purchase or ownership plans.

8.                                      To set time and location of annual meeting.

Section II — Non-Routine Proposals

A.                                    Social Issues

Proposals in this category involve issues of social conscience.  They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.                                      To enforce restrictive energy policies.

2.                                      To place arbitrary restrictions on military contracting.

3.                                      To bar or place arbitrary restrictions on trade with other countries.

4.                                      To restrict the marketing of controversial products.

5.                                      To limit corporate political activities.

6.                                      To bar or restrict charitable contributions.

7.                                      To enforce a general policy regarding human rights based on arbitrary parameters.

8.                                      To enforce a general policy regarding employment practices based on arbitrary parameters.

9.                                      To enforce a general policy regarding animal rights based on arbitrary parameters.

10.                               To place arbitrary restrictions on environmental practices.

B.                                    Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We generally will vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.                                      To change the state of incorporation.

2.                                      To approve mergers, acquisitions or dissolution.

3.                                      To institute indenture changes.

4.                                      To change capitalization.

C.                                    Shareholder Rights

Proposals in this category are made regularly both by management and shareholders.  They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval.  At the same time, we believe stability and continuity promote profitability.  The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We generally will vote for the following management proposals:

1.                                      To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.                                      To institute a staggered board of directors.

3.                                      To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.                                      To eliminate cumulative voting.

5.                                      To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.                                      To create a dividend reinvestment program.

7.                                      To eliminate preemptive rights.

8.                                      To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We generally will vote against the following management proposals:

1.                                      To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.                                      To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.                                      To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.                                      To prohibit replacement of existing members of the board of directors.

5.                                      To eliminate shareholder action by written consent without a shareholder meeting.

6.                                      To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.                                      To implement any other action or procedure designed primarily to discourage a takeover or other similar action.

8.                                      To limit the ability of shareholders to nominate directors.

We generally will vote for the following shareholder proposals:

1.                                      To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.                                      To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.                                      To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.                                      To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.                                      To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.                                      To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.                                      To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.                                      To create a dividend reinvestment program.

9.                                      To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.                               To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.                                      To restore preemptive rights.

2.                                      To restore cumulative voting.

3.                                      To require annual election of directors or to specify tenure.

4.                                      To eliminate a staggered board of directors.

5.                                      To require confidential voting.

6.                                      To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.                                      To dock director pay for failing to attend board meetings.

Section III — Voting Process

If any Portfolio Manager desires to vote in a manner that differs from the Direct Lending Policy, the reason for such differing vote shall be noted in a written approval form delivered to the Chief Compliance Officer.  A copy of the written approval form is attached as an exhibit.  The Chief Compliance Officer shall receive regular reports of all proxy votes cast to review how proxies have been voted, including votes that may have involved a potential conflict of interest.  The Chief Compliance Officer shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

If there is any possibility that the vote may involve a material conflict of interest because, for example, the issuer soliciting the vote is a Firm client or the matter being voted on involves a Firm or any affiliate, prior to approving such vote, the Chief Compliance Officer must be consulted and the matter discussed.  The Chief Compliance Officer shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict.  If the conflict is determined not to be material, the relevant Portfolio Manager shall vote the proxy in accordance with this Policy.  Determinations of the Chief Compliance Officer with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, a Firm may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on the ability of THL Credit to vote such proxies in the best interests of our clients.  These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions.  Accordingly, THL Credit may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

*             *             *             *             *

Any questions regarding this Policy may be directed to the Chief Compliance Officer of the Firms.

EXHIBIT B

Proxy Voting Procedures for Syndicated Bank Loans

The following policies and procedures relate to THL Credit’s investment strategy in syndicated bank loans and similar instruments (“Broadly Syndicated Policy”).  THL Credit as a matter of policy and, as a fiduciary to its clients participating in THL Credit’s investment strategy in syndicated bank loans and similar instruments (“broadly syndicated clients”), has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the broadly syndicated clients. THL Credit maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

As an investment manager to private funds, collateralized loan obligation funds, and separately managed accounts which consist of bank loans, investments in high yield debt and investments in special situations, including distressed debt and, to a lesser extent, public and private equities and accordingly, does not as a practical matter exercise discretion over proxy voting for bank loans as proxy solicitations do not typically occur. For those securities that THL Credit manages where proxy voting is applicable, THL Credit reviews to determine if THL Credit has been delegated the authority and with respect to accounts subject to ERISA, to ensure that the THL Credit has met its fiduciary responsibility from proxy voting. If it determined that THL Credit has authority to vote the proxies, it has adopted this policy in order to process proxies should they occur.

Examples of ways that THL Credit could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

THL Credit acknowledges its responsibility to vote proxies for all client securities for which it has been granted authority in their best interests and without regard to any benefit to THL Credit.  These procedures have been reasonably designed and implemented in a way that is expected to ensure that proxy matters are conducted in the best interest of clients and that appropriate disclosure is made to clients about the firm’s policy and procedures.  Recognizing that “a one size fits all” approach is not appropriate, these procedures have been tailored to fit THL Credit’s particular advisory business, types of securities managed, and the nature of potential conflicts that it faces.

A listing of categories of proxy voting issues and THL Credit’ general philosophy with respect to voting the broad categories is included in Appendix A.  This listing is not meant to include all possible issues but is a starting point to assist in developing positions on substantive issues.  Ultimately, any voting decision will turn on the particular facts and circumstances of each proxy vote after considering the best interests of THL Credit’ clients.

Voting Procedures

As mentioned previously, THL Credit declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients.  For clients for whom THL Credit does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

Where THL Credit has voting authority for a client, the firm has adopted the following procedures to govern the voting of such proxies.  THL Credit’s Operations Manager has the responsibility for the implementation and monitoring of these policy and procedures and record keeping. Operations personnel under THL Credit’s Operations Manager supervision may be designated to assist in these duties.

•                  Operations personnel will forward any proxy materials received on behalf of clients to the responsible analyst who provides coverage to the credit;

•                  Absent material conflicts the credit analyst will, in conjunction with the relevant Portfolio Manager, determine how THL Credit should vote the proxy (i.e., in accordance with voting guidelines or based on case-by-case analysis);

•                  The analyst will document his/her proxy recommendation and complete the proxy and provide to Operations personnel to either fax or mail or enter proxy via website.

Conflicts of Interest

Historically, THL Credit has not had situations in which the interests of its clients are at variance with THL Credit’ own interests and makes its best efforts to avoid conflicts of interest. However, a situation may arise where THL Credit or a person involved in the proxy voting process may have a conflict of interest.

Potential conflicts of interest are most likely to fall within the following three general categories: (i) business relationships (e.g., THL Credit manages money for a company or an employee group that is affiliated with the issuing company); (ii) personal relationships — (e.g. an officer of THL Credit has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships); or (iii) familial relationships (e.g., a spouse or other relative who serves as a director of a public company).

In instances where a potential conflict of interest exists, the credit analyst will consult with a member of the firm’s Legal/ Compliance Department in order to provide the client with sufficient information regarding the shareholder vote and THL Credit’ potential conflict so that the client can make an informed decision regarding whether or not to consent.

THL Credit’ Legal/Compliance Department will maintain a record of the voting resolution of any conflict of interest.

Record Retention

THL Credit has adopted the following procedures to ensure that appropriate documentation of proxy votes is maintained pursuant to Section 204-2 of the Advisers Act of 1940 and, where appropriate, ERISA.

The firm maintains records that include:

•                  A copy of these policies and procedures.

•                  Proxy statements received regarding securities.

•                  A record of the number of shares eligible to be voted on the record date and each vote cast.

•                  A copy of any document created by the firm that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•                  Each written client request for proxy voting records and the firm’s written response to any (written or oral) client request for such records.

All proxy voting records are maintained in an easily accessible place or a period of at least five years, the first two in THL Credit’s offices.

Requests for Information

THL Credit has adopted the following procedures to ensure that information is available to clients regarding the firm’s proxy voting policies and procedures, as well as how an individual client’s proxies were voted.

Clients may request a copy of these policies and procedures, as they may be updated from time to time or specific information on how the client’s proxies were voted, by sending a request letter to:

THL Credit Advisors LLC

100 Federal Street, 31st Floor

Boston, MA 02110

Attn: Proxy Administrator

THL Credit Senior Loan Strategies LLC

1515 W. 22nd Street, Suite 1200

Oak Brook, IL  60523

Attn: Proxy Administrator

In addition, THL Credit’s current proxy voting policies and procedures are summarized in Part 2 of the respective firm’s Form ADV, which is available upon request.

APPENDIX A

General Voting Guidelines

As part of its investment process, THL Credit examines the management of all portfolio companies. The ability and judgment of management is critical to the investment success of any portfolio company and THL Credit generally will not hold securities of companies whose management it questions.  Hence, THL Credit tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value.  At the same time, when THL Credit believes that the position of the management of a portfolio company may not be in the best interests of shareholders, it will vote against the management recommendation.

Routine Matters Usually Voted For

•                  Routine election of directors

•                  Changing the corporate name or principal address of the company

•                  Stock Repurchase Plans

•                  Issuance of Authorized Common Stock

•                  Require Shareholder Approval to issue Preferred Stock

•                  Shareholder Right to Call Special Meetings

•                  Proposals for the annual appointment or approval of independent corporate auditors

Matters Requiring Case-By-Case Analysis

•                  Compensation - a company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. THL Credit will generally oppose plans that have the potential to be excessively dilutive. Severance compensation arrangements — THL Credit will generally oppose “golden parachutes” that are considered excessive.

•                  Changes to Capital Structure — THL Credit realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. THL Credit will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase.  Likewise, mergers and acquisitions, and other corporate restructuring proposals will be subject to careful review to determine whether they would be beneficial to shareholders.

•                  Anti-Takeover Mechanisms and Related Issues — THL Credit generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, THL Credit may vote with management when it believes that the proposal is not onerous and would not harm client interests as stockholders.  THL Credit generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote, and will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

•                  Social and Corporate Policy Issues -  THL Credit will generally give management discretion with regard to social, environmental and ethical issues although issues that are believed to have significant economic benefits or implications will be evaluated on a case-by-case basis.

This list is not meant to be all-inclusive but representative of many of the most common issues.  THL Credit may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interests of the client.

APPENDIX B:  DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.                        Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.

This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.                        Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC. and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:

An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

THL Credit Senior Loan Fund

Statement of Additional Information                   , 2013

Investment Adviser

Four Wood Capital Advisors, 100 Wall Street, 11th Floor, New York, New York 10005 1-212-701-4500

Subadviser

THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110 1-800-450-4424

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286 1-212-635-1216

Transfer Agent

American Stock and Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 1-800-937-5449

Independent Registered Public Accounting Firm

McGladrey LLP, 1185 Avenue of the Americas #5 New York, NY 10036 1-212-827-0815

PART C OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

Item 25.                                                  Financial Statements:

1. Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, are included in Part B of the Registration Statement.

2.                                      Exhibits

(a)                                 (i)                                     Certificate of Trust dated July 30, 2013. **

(ii)                                  Amended and Restated Agreement and Declaration of Trust dated August 22, 2013.

(b)                                 By-laws dated August 22, 2013. **

(c)                                  Not Applicable.

(d)                                 Not applicable.

(e)                                  Dividend Reinvestment Plan. **

(f)                                   Not Applicable.

(g)                                  (i)                                     Form of Advisory Agreement between Four Wood Capital Advisors, LLC and Registrant. **

(ii)                                  Form of Sub-Advisory Agreement between Four Wood Capital Advisors, LLC and THL Credit Advisors LLC. **

(h)                                 (i)                                     Form of Underwriting Agreement. **

(ii)                                  Form of Master Agreement Among Underwriters. **

(iii)                               Form of Master Selected Dealers Agreement. **

(iv)                              Form of Structuring Fee Agreement between the Adviser and Raymond James & Associates, Inc. **

(v)                                 Form of Structuring Fee Agreement between the Adviser and RBC Capital Markets, LLC. **

(vi)                              Form of Structuring Fee Agreement between the Adviser and Stifel, Nicolaus & Company, Incorporated. **

(vii)                           Form of Structuring Fee Agreement between the Adviser and Oppenheimer & Co. Inc. **

(viii)                        Form of Marketing Agent Agreement between the Adviser and AST Investor Services, LLC **

(ix)                              Form of Marketing Agent Agreement between the Adviser and MidAmerica Financial Services, Inc. **

(i)                                     (i)            Form of Custody Agreement between Registrant and The Bank of New York Mellon. **

(ii)           Form of Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon. **

(iii)          Form of Investor Support Services Agreement between Registrant and Four Wood Capital Partners LLC. **

(j)                                    (i)            Form of Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon. **

(ii)           Form of Transfer Agency and Registrar Services Agreement between Registrant and American Stock Transfer and Trust Company, LLC. **

(k)                                 Opinion and Consent of Counsel.

(l)                                     Not applicable.

(m)                             Consent of Independent Registered Public Accounting Firm.

(n)                                 Not Applicable.

(o)                                 Not Applicable.

(p)                                 Forms of Subscription Agreements. **

(q)                                 Not Applicable.

(r)                                    (i)                                     Code of Ethics of Four Wood Capital Advisors, LLC. **

(ii)                                  Code of Ethics of THL Credit Advisors LLC. **

(iii)                               Power of Attorney **

* To be filed by amendment.

** Previously filed.

ITEM 26. MARKETING ARRANGEMENTS

See Exhibits (h)(i), (h)(ii), (h)(iii), (h)(iv), (h)(v), (h)(vi), h(vii), h(viii) and h(ix).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	20,460
Financial Industry Regulatory Authority Fees	25,500
New York Stock Exchange Fees	20,000
Costs of Printing and Engraving	170,000
Accounting Fees and Expenses	10,000
Legal Fees and Expenses	380,000
Miscellaneous	20,000
Total	645,960

ITEM 28. PERONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of August 21, 2013, one of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.001 per Common Share	2

ITEM 30. INDEMNIFICATION

To be filed by amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 6 of the Underwriting Agreement, filed as Exhibit h(i) to this Registration Statement, provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, certain of their officers, directors and persons who control them against certain liabilities in connection with the offering described therein, including liabilities under the federal securities laws.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Form ADV of Four Wood Capital Advisors, LLC (File No. 801-77260) filed with the Commission; and (iii) the Form ADV of THL Credit Advisors LLC (File No. 801-71201) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder are in the possession and custody of Four Wood Capital Advisors, LLC, 100 Wall Street, 11th Floor, New York, NY 10005. Records relating to the duties of the Registrant’s custodian are maintained by the Registrant’s custodian, The Bank of New York Mellon, and its transfer agent, American Stock Transfer and Trust Company, LLC. The registrant is informed that all applicable accounts, books and documents required to be maintained by investment advisers registered with the Commission are in the custody and possession of Four Wood Capital Advisors, LLC.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the NAV declines more than 10 percent from its NAV as of the effective date of this Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on this 18th day of September 2013.

THL CREDIT SENIOR LOAN FUND

By:	/s/ Steven A. Baffico
Steven A. Baffico
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	Joseph L. Morea(1)	Trustee	September 18, 2013
Joseph L. Morea

	S. James Coppersmith(1)	Trustee	September 18, 2013
S. James Coppersmith

	Ronald J. Burton(1)	Trustee	September 18, 2013
Ronald J. Burton

	Michael Perino(1)	Trustee	September 18, 2013
Michael Perino

	/s/ Steven A. Baffico	Trustee, President and Principal Executive Officer	September 18, 2013
Steven A. Baffico

	/s/ Jennifer Wilson	Treasurer and Principal Financial Officer	September 18, 2013
Jennifer Wilson

By:	/s/ Stephen H. Bier
Stephen H. Bier
Attorney-In-Fact

(1) Pursuant to powers of attorney filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File Nos. 811-22874 and 333-190325) on August 27, 2013.

INDEX TO EXHIBITS

Exhibit	Name

2(a)(ii)	Amended and Restated Agreement and Declaration of Trust

2(k)	Opinion and Consent of Counsel

2(m)	Consent of Independent Registered Public Accounting Firm